UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-21681
Guggenheim Enhanced Equity Income Fund
 (Exact name of registrant as specified in charter)
227 West Monroe Street, Chicago, IL 6060
 (Address of principal executive offices) (Zip code)
Amy J. Lee
227 West Monroe Street, Chicago, IL 60606
 (Name and address of agent for service)
Registrant’s telephone number, including area code: (312) 827-0100
Date of fiscal year end: December 31
Date of reporting period: January 1, 2018 to December 31, 2018

Item 1.  Reports to Stockholders.
The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

Section 19(a) Notices
Guggenheim Enhanced Equity Income Fund’s (the “Fund”) reported amounts and sources of distributions are estimates and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon the Fund’s investment experience during the year and may be subject to changes based on the tax regulations. The Fund will provide a Form 1099-DIV each calendar year that will explain the character of these dividends and distributions for federal income tax purposes.
December 31, 2018
	Total Cumulative Distribution				% Breakdown of the Total Cumulative
	For the Fiscal Year				Distributions for the Fiscal Year
	Net	Net				Net	Net
	Realized	Realized				Realized	Realized
Net	Short-Term	Long-Term		Total per	Net	Short-Term	Long-Term		Total per
Investment	Capital	Capital	Return of	Common	Investment	Capital	Capital	Return of	Common
Income	Gains	Gains	Capital	Share	Income	Gains	Gains	Capital	Share
$0.0300	$0.0000	$0.6033	$0.3267	$0.9600	3.13%	0.00%	62.84%	34.03%	100.00%

If the Fund has distributed more than its income and net realized capital gains, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of a shareholder’s investment in a Fund is returned to the shareholder. A return of capital distribution does not necessarily reflect a Fund’s investment performance and should not be confused with “yield” or “income.”
Section 19(a) notices for the Fund are available on the Fund’s website at guggenheiminvestments.com/gpm.
Section 19(b) Disclosure
The Fund, acting pursuant to a Securities and Exchange Commission (“SEC”) exemptive order and with the approval of the Fund’s Board of Trustees (the “Board”), has adopted a plan, consistent with its investment objectives and policies to support a level distribution of income, capital gains and/or return of capital (the “Plan”). In accordance with the Plan, the Fund currently distributes a fixed amount per share, $0.2400, on a quarterly basis.
The fixed amounts distributed per share are subject to change at the discretion of the Fund’s Board. Under its Plan, the Fund will distribute all available investment income to its shareholders, consistent with its primary investment objectives and as required by the Internal Revenue Code of 1986, as amended (the “Code”). If sufficient investment income is not available on a quarterly basis, the Fund will distribute capital gains and/or return of capital to shareholders in order to maintain a level distribution. Each quarterly distribution to shareholders is expected to be at the fixed amount established by the Board, except for extraordinary distributions and potential distribution rate increases or decreases to enable the Fund to comply with the distribution requirements imposed by the Code.

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of these distributions or from the terms of the Plan. The Fund’s total return performance on net asset value is presented in its financial highlights table.
The Board may amend, suspend or terminate the Fund’s Plan without prior notice if it deems such actions to be in the best interests of the Fund or its shareholders. The suspension or termination of the Plan could have the effect of creating a trading discount (if the Fund’s stock is trading at or above net asset value) or widening an existing trading discount. The Fund is subject to risks that could have an adverse impact on its ability to maintain level distributions. Examples of potential risks include, but are not limited to, economic downturns impacting the markets, decreased market volatility, companies suspending or decreasing corporate dividend distributions and changes in the Code. Please refer to the Fund’s prospectus and its website, guggenheiminvestments.com/gpm for a more complete description of its risks.

GUGGENHEIMINVESTMENTS.COM/GPM
...YOUR LINK TO THE LATEST, MOST UP-TO-DATE INFORMATION ABOUT GUGGENHEIM ENHANCED EQUITY INCOME FUND
The shareholder report you are reading right now is just the beginning of the story.
Online at guggenheiminvestments.com/gpm, you will find:
•	Daily, weekly and monthly data on share prices, distributions and more

•	Portfolio overviews and performance analyses

•	Announcements, press releases and special notices

•	Fund and adviser contact information
Guggenheim Partners Investment Management, LLC and Guggenheim Funds Investment Advisors, LLC are constantly updating and expanding shareholder information services on the Fund’s website in an ongoing effort to provide you with the most current information about how your Fund’s assets are managed and the results of our efforts. It is just one more small way we are working to keep you better informed about your investment in the Fund.

(Unaudited)	December 31, 2018

DEAR SHAREHOLDER:
We thank you for your investment in the Guggenheim Enhanced Equity Income Fund (“GPM” or the “Fund”). This report covers the Fund’s performance for the 12-month period ended December 31, 2018.
The Fund’s primary investment objective is to seek a high level of current income and gains with a secondary objective of long-term capital appreciation. Guggenheim Partners Investment Management LLC (“GPIM” or the “Sub-Adviser”) seeks to achieve the Fund’s investment objective by obtaining broadly diversified exposure to the equity markets and utilizing an option writing strategy developed by GPIM. The Fund may seek to obtain exposure to equity markets through investments in individual equity securities, through investments in exchange-traded funds (“ETFs”) or other investment funds that track equity market indices, and/or through derivative instruments that replicate the economic characteristics of exposure to equity securities or markets.
All Fund returns cited—whether based on net asset value (“NAV”) NAV or market price—assume the reinvestment of all distributions. For the 12-month period ended December 31, 2018, the Fund provided a total return based on market price of -14.24% and a total return net of fees based on NAV of -12.79%. As of December 31, 2018, the Fund’s closing market price of $6.78 per share represented a discount of 3.0% to its NAV of $6.99 per share.
Past performance is not a guarantee of future results. All NAV returns include the deduction of management fees, operating expenses, and all other Fund expenses. The market price of the Fund’s shares fluctuates from time to time, and may be higher or lower than the Fund’s NAV.
In each quarter of the period, the Fund paid a distribution of $0.24 per share. The most recent distribution represents an annualized distribution rate of 14.16% based on the Fund’s closing market price of $6.78 as of December 31, 2018. There is no guarantee of any future distribution or that the current returns and distribution rate will be maintained. The Fund’s distribution rate is not constant and the amount of distributions, when declared by the Fund’s Board of Trustees, is subject to change based on the performance of the Fund. Please see Note 2(d) on page 39 for more information on distributions for the period.
Guggenheim Funds Investment Advisors, LLC (“GFIA” or the “Adviser”) serves as the investment adviser to the Fund. GPIM serves as the Fund’s Sub-Adviser and is responsible for the management of the Fund’s portfolio of investments. Both the Adviser and the Sub-Adviser are affiliates of Guggenheim Partners, LLC (“Guggenheim”), a global diversified financial services firm.
We encourage shareholders to consider the opportunity to reinvest their distributions from the Fund through the Dividend Reinvestment Plan (“DRIP”), which is described in detail on page 58 of this report. When shares trade at a discount to NAV, the DRIP takes advantage of the discount by reinvesting the quarterly dividend distribution in common shares of the Fund purchased in the market at a price less than NAV. Conversely, when the market price of the Fund’s common shares is at a premium above NAV, the DRIP reinvests participants’ dividends in newly-issued common shares at the greater of NAV per

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(Unaudited) continued	December 31, 2018

share or 95% of the market price per share. The DRIP provides a cost-effective means to accumulate additional shares and enjoy the potential benefits of compounding returns over time.
To learn more about the Fund’s performance and investment strategy for the 12 months ended December 31, 2018, we encourage you to read the Questions & Answers section of the report, which begins on page 7.
We appreciate your investment and look forward to serving your investment needs in the future. For the most up-to-date information on your investment, please visit the Fund’s website at guggenheiminvestments.com/gpm.
Sincerely,
Guggenheim Funds Investment Advisors, LLC
Guggenheim Enhanced Equity Income Fund
January 31, 2019

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QUESTIONS & ANSWERS (Unaudited)	December 31, 2018

The Guggenheim Enhanced Equity Income Fund (the “Fund” or “GPM”) is managed by a team of seasoned professionals at Guggenheim Partners Investment Management, LLC (“GPIM” or the “Sub-Adviser”). This team includes Farhan Sharaff, Assistant Chief Investment Officer, Equities; Jayson Flowers, Senior Managing Director and Head of Equity and Derivative Strategies; Qi Yan, Managing Director and Portfolio Manager; and Daniel Cheeseman, Director and Portfolio Manager. In the following interview, the investment team discusses the market environment and the Fund’s performance for the 12-month period ended December 31, 2018.
Please describe the Fund’s investment objective and explain how GPIM’s investment strategy seeks to achieve it.
The Fund’s primary investment objective is to seek a high level of current income and gains with a secondary objective of long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities. GPIM seeks to achieve the Fund’s investment objective by obtaining broadly diversified exposure to the equity markets and utilizing an option-writing strategy developed by GPIM (the “portable alpha model”). The Fund may seek to obtain exposure to equity markets through investments in individual equity securities, through investments in exchange-traded funds (“ETFs”) or other investment funds that track equity market indices, and/or through derivative instruments that replicate the economic characteristics of exposure to equity securities or markets.
The Fund utilizes leverage to seek to deliver excess returns from the portable alpha model while maintaining a risk profile similar to the large cap U.S. equity market, presenting the potential benefit of greater income and a focus on capital appreciation. Although the use of financial leverage by the Fund may create an opportunity for increased return for the Fund’s common shares, it may also result in additional risks and may magnify the effect of any losses. There can be no assurance that a leveraging strategy will be successful during any period during which it is employed.
Can you describe the options strategy in more detail?
The Fund has the ability to write call options on the ETFs or on indices that the ETFs may track, which will typically be at- or out-of-the-money. GPIM’s strategy typically targets one-month options, although options of any strike price or maturity may be used. The Fund may, but does not have to, write options on 100% of the equity holdings in its portfolio. The typical hedge ratio (i.e., the percentage of the Fund’s equity holdings on which options are written) for the Fund is 67%, which is designed to produce a portfolio that, inclusive of leverage, has a beta of one to broad market indices. The hedge ratio, however, may be adjusted depending on the investment team’s view of the market and GPIM’s macroeconomic views. Changing the hedge ratio will impact the beta (represents the systematic risk of a portfolio and measures its sensitivity to a benchmark) of the portfolio resulting in a portfolio that has either higher or lower risk-adjusted exposure to broad market equities.
GPIM may engage in selling call options on indices, which could include securities that are not specifically held by the Fund. An option on an index is considered covered if the Fund also holds shares

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QUESTIONS & ANSWERS (Unaudited) continued	December 31, 2018

of a passively managed ETF that fully replicates the respective index and has a value at least equal to the notional value of the option written.
The Fund may also write call options on securities, including ETFs, that are not held by the Fund, or on indices other than the indices tracked by the ETFs held by the Fund. As such transactions would involve uncovered option writing, they may be subject to more risks compared to the Fund’s covered call option strategies involving writing options on securities, including ETFs, held by the Fund or indices tracked by the ETFs held by the Fund. When the Fund writes uncovered call options, it will earmark or segregate cash or liquid securities in accordance with applicable guidance provided by the staff of the Securities and Exchange Commission (SEC).
The Fund seeks to achieve its primary investment objective of seeking a high level of current income through premiums received from selling options and dividends paid on securities owned by the Fund. Although the Fund will receive premiums from the options written, by writing a covered call option, the Fund forgoes any potential increase in value of the underlying securities above the strike price specified in an option contract through the expiration date of the option.
How are managed assets allocated?
The Fund seeks to have ~67% of total assets (~100% of net assets) invested in the 500 individual stocks comprising the S&P 500 in equal weights (i.e., the S&P 500 Equal Weight Index) and ~33% of total assets (~50% of net assets) invested in a basket of broad index ETFs (S&P 500, Russell 2000, and NASDAQ 100). The hedge ratio remains ~67%, with options primarily written on indexes tracked by the ETFs in which the Fund invests.
The long equity exposure (100% of net assets) comes from an allocation to the stocks, equally weighted and rebalanced quarterly, in the S&P 500 Equal Weight Index (the “Equal Weight Index”). The exposure to the Equal Weight Index is expected to provide a higher level of beta than the capitalization weighted S&P 500 Index, as the Equal Weight Index has outperformed the market-capitalization weighted S&P 500 Index by an average of 1.8% annually since its introduction in 1990.
The other 50% of net assets is allocated in accordance with GPIM’s portable alpha model, which in this strategy currently consists of ETFs tracking the S&P 500, Russell 2000, and NASDAQ 100 Indices paired with options written for a notional amount of 100% of net assets against the S&P 500, Russell 2000, and NASDAQ 100 Indices. This portfolio will be actively rebalanced to maintain a constant net market exposure similar to the large cap U.S. equity market, which GPIM believes will allow the Fund to dynamically capture the volatility risk premium in both rising and falling equity markets.
Please provide an overview of the economic and market environment during the 12 months ended December 31, 2018.
U.S. economic data has been broadly strong, but there is already evidence that certain sectors are losing steam. Consumers are becoming less positive on purchases of homes, autos, and appliances, citing rising rates as a major reason. Homebuilder sentiment declined to the lowest reading since 2015,

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QUESTIONS & ANSWERS (Unaudited) continued	December 31, 2018

according to the National Association of Home Builders. Growth in nonresidential fixed investment is also slowing, reflecting a combination of higher borrowing costs and tariff uncertainty.
With three major pillars of the economy showing signs of weakness, we expect to see a broad-based slowdown in real U.S. gross domestic product (“GDP”) growth to below 2% year over year by the fourth quarter of 2019. Global growth momentum has weakened over the last 12 months, and the souring picture for the global economy collided with rising production from U.S. oil producers driving a 38% decline in oil prices in the fourth quarter of 2018. Subsequently, inflation expectations collapsed, and rate hikes priced for 2019 in the U.S. Federal Reserve (the “Fed”) funds futures market evaporated.
A key bright spot in late 2018 was the U.S. labor market. The unemployment rate remained below 4%, near 50-year lows. Non-farm payrolls increased nearly twice as fast as expected, while average hourly earnings printed at 3.2% year over year, the fastest growth in wages since 2009. With above-potential GDP growth likely to cause job gains to run above labor force growth, we expect unemployment to fall further in 2019, potentially leading to an acceleration of wage growth.
With an eye on the labor market, but cognizant of softening inflation, the Fed proceeded to raise the target range for the Fed funds rate to 2.25–2.50% in December 2018. The Fed added to its December statement that it would monitor global economic and financial developments, but in the press conference Fed Chair Powell failed to convey flexibility on both interest rate and balance sheet policy should conditions deteriorate further. Markets sold off further in the days following the Fed decision.
Easing inflationary pressures against a very tight labor market present a conundrum to the Fed as policymakers walk a tightrope managing policy around the Fed’s dual mandate of price stability and full employment. Ultimately, we believe the Fed will be forced to pause in early 2019 to monitor economic data in order make a more informed decision moving forward. Nevertheless, we continue to believe that with real GDP growth running above potential, unemployment below full employment and falling, and core inflation near the 2% target, the 2019 data should be solid enough for the Fed to hike two times later in the year.
For the 12 months ended December 31, 2018, the S&P 500 Index generated a total return of -4.38%. After two years of strong appreciation in 2016 and 2017, equities were choppy in 2018, including a nearly 20% drawdown from early October to December 24, as markets contended with the ramifications of a trade war with China, a government shutdown, and the prospects of a new direction in monetary policy.
A pause in monetary policy tightening may grant a short-lived reprieve to debtors at risk of caving under pressure from rising borrowing costs. Credit conditions would appear benign if the Fed seemingly saves the day by staying on hold. We believe any pause would only allow excesses to become more pronounced and afford risk assets one more rally. This rally may be the last opportunity to sell into strength before the Fed resumes raising interest rates, which may push the U.S. into an economic recession in 2020.

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QUESTIONS & ANSWERS (Unaudited) continued	December 31, 2018

How did the Fund perform for the 12-month period ended December 31, 2018?
All Fund returns cited—whether based on NAV or market price—assume the reinvestment of all distributions. For the 12-month period ended December 31, 2018, the Fund provided a total return based on market price of -14.24% and a total return net of fees based on NAV of -12.79%. As of December 31, 2018, the Fund’s closing market price of $6.78 per share represented a discount of 3.0% to its NAV of $6.99 per share. As of December 31, 2017, the Fund’s closing market price of $8.90 per share represented a discount of 1.22% to its NAV of $9.01 per share.
Past performance is not a guarantee of future results. All NAV returns include the deduction of management fees, operating expenses, and all other Fund expenses. The market price of the Fund’s shares fluctuates from time to time, and may be higher or lower than the Fund’s NAV.
What were the Fund’s distributions during the period?
In each quarter of the period, the Fund paid a distribution of $0.24 per share. The most recent distribution represents an annualized distribution rate of 14.16% based on the Fund’s closing market price of $6.78 as of December 31, 2018.
The Fund adopted a managed distribution policy effective with the June 30, 2017 distribution, under which the Fund will pay a quarterly distribution in a fixed amount until such amount is modified by the Fund’s Board of Trustees. If sufficient net investment income is not available, the distribution will be supplemented by capital gains and, to the extent necessary, return of capital. For the year ended December 31, 2018, approximately 3% of the distributions were characterized as ordinary income, 63% were characterized as long-term capital gains and 34% were characterized as a return of capital. The Fund will provide a Form 1099-DIV each calendar year that will explain the character of these distributions for federal income tax purposes.
There is no guarantee of any future distribution or that the current returns and distribution rate will be maintained. The Fund’s distribution rate is not constant and the amount of distributions, when declared by the Fund’s Board of Trustees, is subject to change based on the performance of the Fund. Please see Note 2(d) on page 39 for more information on distributions for the period.
Discuss market volatility over the period.
After advancing to record highs several times during the year, the S&P 500 Index reversed course in late-September and went on to post its first year of negative performance since 2008, returning -4.38%. Among the factors influencing this return were trade war fears and the potential impact on global growth, along with concerns of overtightening by the Fed. The NASDAQ 100 Index (+0.04%), Russell 2000 Index (-11.01%) and the Dow Jones Industrial Average (-3.48%) showed the wide range of returns in the equity space.
Volatility accelerated in the fourth quarter of 2018 with the Chicago Board Options Exchange Volatility Index (“VIX”), which reflects market anticipation of trading conditions in the coming month, hit a peak of 36, up noticeably from an average of 16 in the first three quarters of 2018 (this includes heightened

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QUESTIONS & ANSWERS (Unaudited) continued	December 31, 2018

volatility from initial concerns over U.S.-China trade tensions). Higher volatility typically creates buying opportunities and this time is no different, but investors need to be increasingly cognizant of risks.
As we look forward, GPIM expects volatility to remain at elevated levels and forward gains to be more muted than what we’ve seen over the course of the current bull market. From the trough reached in March of 2009 through the end of 2018, the S&P 500 Index produced an average annualized total return of 16.7%. Gains in the year ahead will likely track underlying earnings growth coupled with a moderate rerating in the market’s price to earnings multiple.
The Fund’s long equity exposure is tied to the Equal Weight Index, which returned -7.64% for the period.
What most influenced the Fund’s performance?
For the period, the return on the underlying portfolio holdings detracted from performance. The Fund was hurt from the allocation to ETFs that track the S&P 500 as well as other indices, some of which underperformed the S&P 500.
The Fund’s derivative use, consisting mostly of options sold to generate income and gains, also detracted from the Fund’s return, as the implied-realized volatility spread that the Fund attempts to capture tightened, particularly in the last months of the year. In between spells of heightened volatility in February and December, the VIX traded near historic lows, with realized volatility even lower, as the S&P 500 edged upward.
The Fund typically does better in a sustained volatility environment, whether at a low or a high level, rather than in rapidly changing market, such as that in the fourth quarter of 2018.
Can you discuss the Fund’s approach to leverage?
Leverage was also a detractor from return during the period, as the Fund’s total return was below that of the cost of leverage. There is no guarantee that the Fund’s leverage strategy will be successful, and the Fund’s use of leverage may cause the Fund’s NAV and market price of common shares to be more volatile. Please see Note 6 on page 43 for more information on the Fund’s credit facility agreement.
Our approach to leverage is dynamic, and we tend to have a higher level of leverage when we are more constructive on equity market returns in accordance with our macroeconomic outlook and when we believe volatility is most attractive. Leverage at the end of the period was about 31% of the Fund’s total managed assets.
U.S. economic data has been broadly strong, but there is already evidence that certain sectors are losing steam, and GPIM sees a broad-based slowdown in real U.S. GDP growth over the course of 2019.
Index Definitions
Indices are unmanaged, reflect no expenses and it is not possible to invest directly in an index.
CBOE (Chicago Board Options Exchange) Volatility Index, often referred to as the VIX (its ticker symbol), the fear index or the fear gauge, is a measure of the implied volatility of S&P 500 Index options. It represents a measure of the market’s expectation of stock market volatility over the next 30-day period.

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QUESTIONS & ANSWERS (Unaudited) continued	December 31, 2018

Quoted in percentage points, the VIX represents the expected daily movement in the S&P 500 Index over the next 30-day period, which is then annualized.
Dow Jones Industrial Average® is a price-weighted average of 30 significant stocks traded on the New York Stock Exchange and the Nasdaq. The DJIA was invented by Charles Dow in 1896.
NASDAQ-100® Index includes 100 of the largest domestic and international non-financial securities listed on the Nasdaq Stock Market based on market capitalization. The Index reflects companies across major industry groups including computer hardware and software, telecommunications, retail/wholesale trade and biotechnology. It does not contain securities of financial companies including investment companies.
Russell 2000® Index measures the performance of the small-cap value segment of the U.S. equity universe.
S&P 500® Equal Weight Index has the same constituents as the S&P 500, but each company is assigned a fixed equal weight.
S&P 500® Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
Risks and Other Considerations
Investing involves risk, including the possible loss of principal and fluctuation of value. Stock markets can be volatile. Investments in securities of small and medium capitalization companies may involve greater risk of loss and more abrupt fluctuations in market price than investments in larger companies. There are risks associated with options. As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call but has retained the risk of loss should the price of the underlying security decline. A writer of a put option is exposed to the risk of loss if fair value of the underlying securities declines, but profits only to the extent of the premium received if the underlying security increases in value. The writer of an option has no control over the time when it may be required to fill its obligation as writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. The Fund’s use of leverage involves risk. Although the use of financial leverage by the Fund may create an opportunity for increased return for the common shares, it also results in additional risks and can magnify the effect of any losses. There can be no assurance that a leveraging strategy will be successful during any period during which it is employed.
The views expressed in this report reflect those of the portfolio managers only through the report period as stated on the cover. These views are expressed for informational purposes only and are subject to change at any time, based on market and other conditions, and may not come to pass. These views may differ from views of other investment professionals at Guggenheim and should not be construed as research, investment advice or a recommendation of any kind regarding the Fund or any issuer or

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QUESTIONS & ANSWERS (Unaudited) continued	December 31, 2018

security, do not constitute a solicitation to buy or sell any security and should not be considered specific legal, investment or tax advice. The information provided does not take into account the specific objectives, financial situation or particular needs of any specific investor.
The views expressed in this report may also include forward looking statements that involve risk and uncertainty, and there is no guarantee that any predictions will come to pass. Actual results or events may differ materially from those projected, estimated, assumed or anticipated in any such forward-looking statements. Important factors that could result in such differences, in addition to the other factors noted with such forward-looking statements, include general economic conditions such as inflation, recession and interest rates.
There can be no assurance that the Fund will achieve its investment objectives or that any investment strategies or techniques discussed herein will be effective. The value of the Fund will fluctuate with the value of the underlying securities. Historically, closed-end funds often trade at a discount to their net asset value. Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown.
Please see guggenheiminvestments.com/gpm for a detailed discussion about Fund risks and considerations.
This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/or legal professional regarding your specific situation.

GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND ANNUAL REPORT l 13

FUND SUMMARY (Unaudited)			December 31, 2018

Fund Statistics
Share Price				$6.78
Net Asset Value				$6.99
Discount to NAV				-3.00%
Net Assets ($000)				$336,469

AVERAGE ANNUAL TOTAL RETURNS
FOR THE PERIODS ENDED DECEMBER 31, 2018[1]
	One	Three	Five	Ten
	Year	Year	Year	Year
Guggenheim Enhanced
Equity Income Fund
NAV	-12.79%	5.47%	5.08%	7.30%
Market	-14.24%	7.92%	6.45%	10.38%

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. All NAV returns include the deduction of management fees, operating expenses and all other Fund expenses. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit guggenheiminvestments.com/gpm. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when sold, may be worth more or less than their original cost.
1Performance prior to June 22, 2010, under the name Old Mutual/Claymore Long-Short Fund was achieved through an investment strategy of a long-short strategy and an opportunistic covered call writing strategy by the previous investment sub-adviser, Analytic Investors, LLC, and factors in the Fund’s fees and expenses.
Portfolio Breakdown	% of Net Assets
Common Stock
Consumer, Non-cyclical	21.0%
Financial	19.9%
Consumer, Cyclical	14.0%
Industrial	13.3%
Technology	10.2%
Communications	5.8%
Energy	5.7%
Other	8.9%
Exchange-Traded Funds	45.3%
Money Market Fund	4.2%
Options Written	-4.3%
Total Investments	144.0%
Other Assets & Liabilities, net	-44.0%
Net Assets	100.0%

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PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2018

Portfolio breakdown is subject to change daily. For more information, please visit guggenheiminvestments.com/gpm. The above summaries are provided for informational purposes only and should not be viewed as recommendations. Past performance does not guarantee future results. All or a portion of the above distributions may be characterized as a return of capital. For the year ended December 31, 2018, 3.13% of the distributions were characterized as income, 62.84% of the distributions were characterized as capital gains and 34.03% of the distributions were characterized as return of capital.

GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND ANNUAL REPORT l 15

SCHEDULE OF INVESTMENTS		December 31, 2018

	Shares	Value

COMMON STOCKS† – 98.8%
Consumer, Non-cyclical – 21.0%
AbbVie, Inc.[1]	8,097	$ 746,462
FleetCor Technologies, Inc.*	3,918	727,651
General Mills, Inc.[1]	18,544	722,103
Eli Lilly & Co.[1]	6,193	716,654
ABIOMED, Inc.*	2,192	712,488
Danaher Corp.[1]	6,904	711,941
Abbott Laboratories[1]	9,796	708,545
S&P Global, Inc.[1]	4,160	706,950
Cooper Companies, Inc.[1]	2,773	705,729
Global Payments, Inc.[1]	6,822	703,553
Amgen, Inc.[1]	3,609	702,564
Brown-Forman Corp. — Class B1	14,729	700,806
ResMed, Inc.[1]	6,138	698,934
Dentsply Sirona, Inc.[1]	18,749	697,650
Baxter International, Inc.[1]	10,550	694,401
Merck & Company, Inc.[1]	9,063	692,504
Bristol-Myers Squibb Co.[1]	13,299	691,282
Pfizer, Inc.[1]	15,826	690,805
WellCare Health Plans, Inc.*	2,924	690,327
Quanta Services, Inc.[1]	22,899	689,260
Hershey Co.[1]	6,426	688,739
Robert Half International, Inc.[1]	12,001	686,457
Cintas Corp.[1]	4,083	685,903
Boston Scientific Corp.*,1	19,362	684,253
Rollins, Inc.	18,939	683,698
Avery Dennison Corp.[1]	7,600	682,708
IQVIA Holdings, Inc.*,1	5,873	682,266
IHS Markit Ltd.*	14,195	680,934
HCA Healthcare, Inc.[1]	5,469	680,617
Regeneron Pharmaceuticals, Inc.*,1	1,819	679,397
Hologic, Inc.*,1	16,528	679,301
PayPal Holdings, Inc.*,1	8,067	678,354
IDEXX Laboratories, Inc.*,1	3,643	677,671
Henry Schein, Inc.*,1	8,608	675,900
Vertex Pharmaceuticals, Inc.*,1	4,076	675,434
Quest Diagnostics, Inc.[1]	8,109	675,236
Becton Dickinson and Co.[1]	2,995	674,833
Intuitive Surgical, Inc.*,1	1,409	674,798
Automatic Data Processing, Inc.[1]	5,141	674,088
Align Technology, Inc.*,1	3,215	673,317

See notes to financial statements.

16 l GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued		December 31, 2018

	Shares	Value

COMMON STOCKS† – 98.8% (continued)
Consumer, Non-cyclical – 21.0% (continued)
Medtronic plc[1]	7,396	$ 672,740
Johnson & Johnson[1]	5,212	672,609
Kimberly-Clark Corp.[1]	5,903	672,588
Lamb Weston Holdings, Inc.	9,141	672,412
PepsiCo, Inc.[1]	6,083	672,050
United Rentals, Inc.*,1	6,551	671,674
Zoetis, Inc.[1]	7,837	670,377
Tyson Foods, Inc. — Class A1	12,535	669,369
Estee Lauder Companies, Inc. — Class A1	5,128	667,153
Moody’s Corp.[1]	4,763	667,011
Universal Health Services, Inc. — Class B1	5,721	666,840
Total System Services, Inc.[1]	8,190	665,765
Incyte Corp.*,1	10,463	665,342
Coca-Cola Co.[1]	14,049	665,220
Equifax, Inc.[1]	7,133	664,296
Verisk Analytics, Inc. — Class A*,1	6,089	663,945
Hormel Foods Corp.[1]	15,552	663,759
Sysco Corp.[1]	10,591	663,632
Biogen, Inc.*,1	2,204	663,228
Church & Dwight Company, Inc.[1]	10,085	663,189
Edwards Lifesciences Corp.*,1	4,328	662,920
Thermo Fisher Scientific, Inc.[1]	2,960	662,418
Humana, Inc.[1]	2,311	662,055
Gilead Sciences, Inc.[1]	10,571	661,216
Ecolab, Inc.[1]	4,487	661,159
Anthem, Inc.[1]	2,515	660,514
Zimmer Biomet Holdings, Inc.[1]	6,360	659,659
Varian Medical Systems, Inc.*,1	5,820	659,464
Procter & Gamble Co.[1]	7,173	659,342
McKesson Corp.[1]	5,941	656,302
Kellogg Co.[1]	11,484	654,703
Mylan N.V.*,1	23,861	653,791
AmerisourceBergen Corp. — Class A1	8,778	653,083
Stryker Corp.[1]	4,161	652,237
H&R Block, Inc.[1]	25,692	651,806
UnitedHealth Group, Inc.[1]	2,615	651,449
Celgene Corp.*,1	10,164	651,411
Western Union Co.[1]	38,128	650,464
Clorox Co.[1]	4,213	649,392
Altria Group, Inc.[1]	13,146	649,281

See notes to financial statements.
GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND ANNUAL REPORT l 17

SCHEDULE OF INVESTMENTS continued		December 31, 2018

	Shares	Value

COMMON STOCKS† – 98.8% (continued)
Consumer, Non-cyclical – 21.0% (continued)
Monster Beverage Corp.*,1	13,155	$ 647,489
Kroger Co.[1]	23,457	645,067
Cigna Corp.	3,375	641,002
Laboratory Corporation of America Holdings*,1	5,044	637,360
Mondelez International, Inc. — Class A1	15,917	637,158
Gartner, Inc.*,1	4,982	636,899
Illumina, Inc.*,1	2,123	636,751
McCormick & Company, Inc.[1]	4,573	636,745
Archer-Daniels-Midland Co.[1]	15,538	636,592
JM Smucker Co.[1]	6,802	635,919
Colgate-Palmolive Co.[1]	10,636	633,055
CVS Health Corp.[1]	9,643	631,837
Nielsen Holdings plc[1]	26,950	628,744
Kraft Heinz Co.[1]	14,605	628,599
Molson Coors Brewing Co. — Class B1	11,180	627,869
Centene Corp.*,1	5,435	626,656
Allergan plc[1]	4,676	624,994
Nektar Therapeutics*,1	18,986	624,070
Coty, Inc. — Class A1	94,824	622,045
Cardinal Health, Inc.[1]	13,847	617,576
Alexion Pharmaceuticals, Inc.*,1	6,334	616,678
Constellation Brands, Inc. — Class A1	3,824	614,976
DaVita, Inc.*,1	11,947	614,793
Campbell Soup Co.[1]	17,701	583,956
Philip Morris International, Inc.[1]	8,402	560,917
Conagra Brands, Inc.[1]	23,191	495,360
Perrigo Company plc[1]	12,163	471,316
Total Consumer, Non-cyclical		70,794,801
Financial – 19.9%
Hartford Financial Services Group, Inc.[1]	16,796	746,582
MetLife, Inc.[1]	17,824	731,853
American International Group, Inc.[1]	18,489	728,652
Allstate Corp.[1]	8,741	722,269
BlackRock, Inc. — Class A1	1,813	712,183
Aflac, Inc.[1]	15,538	707,911
Berkshire Hathaway, Inc. — Class B*,1	3,465	707,484
Affiliated Managers Group, Inc.[1]	7,257	707,122
Principal Financial Group, Inc.[1]	15,891	701,906
Everest Re Group Ltd.	3,219	700,969
Loews Corp.[1]	15,380	700,098

See notes to financial statements.
18 l GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued		December 31, 2018

	Shares	Value

COMMON STOCKS† – 98.8% (continued)
Financial – 19.9% (continued)
Charles Schwab Corp.[1]	16,828	$ 698,867
Chubb Ltd.[1]	5,410	698,864
E*TRADE Financial Corp.[1]	15,917	698,438
Bank of America Corp.[1]	28,316	697,706
T. Rowe Price Group, Inc.[1]	7,537	695,816
CME Group, Inc. — Class A1	3,694	694,915
Raymond James Financial, Inc.[1]	9,324	693,799
Morgan Stanley[1]	17,487	693,360
Comerica, Inc.[1]	10,048	690,197
Public Storage REIT[1]	3,407	689,611
Fifth Third Bancorp[1]	29,272	688,770
Arthur J Gallagher & Co.[1]	9,344	688,653
Travelers Companies, Inc.[1]	5,750	688,563
Regions Financial Corp.[1]	51,460	688,535
State Street Corp.[1]	10,911	688,157
Assurant, Inc.[1]	7,680	686,899
SVB Financial Group*	3,616	686,751
Wells Fargo & Co.[1]	14,894	686,315
Prudential Financial, Inc.[1]	8,415	686,243
Unum Group[1]	23,347	685,935
Willis Towers Watson plc[1]	4,508	684,585
Invesco Ltd.[1]	40,895	684,582
PNC Financial Services Group, Inc.[1]	5,849	683,807
Jefferies Financial Group, Inc.[1]	39,295	682,161
Citizens Financial Group, Inc.	22,907	681,025
Zions Bancorp North America[1]	16,687	679,828
Huntington Bancshares, Inc.[1]	56,957	678,927
Intercontinental Exchange, Inc.[1]	8,990	677,217
KeyCorp[1]	45,814	677,131
Visa, Inc. — Class A1	5,131	676,984
CBRE Group, Inc. — Class A*,1	16,890	676,276
Cincinnati Financial Corp.[1]	8,729	675,799
Synchrony Financial[1]	28,762	674,756
JPMorgan Chase & Co.[1]	6,912	674,749
Progressive Corp.[1]	11,180	674,489
Cboe Global Markets, Inc.[1]	6,870	672,092
M&T Bank Corp.[1]	4,689	671,137
Northern Trust Corp.[1]	8,025	670,810
Bank of New York Mellon Corp.[1]	14,242	670,371
Goldman Sachs Group, Inc.[1]	4,012	670,205

See notes to financial statements.
GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND ANNUAL REPORT l 19

SCHEDULE OF INVESTMENTS continued		December 31, 2018

	Shares	Value

COMMON STOCKS† – 98.8% (continued)
Financial – 19.9% (continued)
SunTrust Banks, Inc.[1]	13,284	$ 670,045
Torchmark Corp.[1]	8,986	669,727
Mastercard, Inc. — Class A1	3,549	669,519
HCP, Inc. REIT[1]	23,943	668,728
Marsh & McLennan Companies, Inc.[1]	8,351	665,992
Capital One Financial Corp.[1]	8,804	665,494
Welltower, Inc. REIT[1]	9,582	665,087
Lincoln National Corp.[1]	12,949	664,413
Brighthouse Financial, Inc.*,1	21,709	661,690
Regency Centers Corp. REIT[1]	11,271	661,382
Discover Financial Services[1]	11,212	661,284
Realty Income Corp. REIT[1]	10,448	658,642
American Tower Corp. — Class A REIT[1]	4,160	658,070
BB&T Corp.[1]	15,181	657,641
Crown Castle International Corp. REIT[1]	6,051	657,320
First Republic Bank	7,560	656,964
Ameriprise Financial, Inc.[1]	6,290	656,487
People’s United Financial, Inc.[1]	45,453	655,887
Citigroup, Inc.[1]	12,598	655,852
Franklin Resources, Inc.[1]	22,096	655,367
Aon plc[1]	4,506	654,992
Equity Residential REIT[1]	9,911	654,225
Mid-America Apartment Communities, Inc. REIT[1]	6,835	654,109
UDR, Inc. REIT[1]	16,500	653,730
Nasdaq, Inc.[1]	8,010	653,376
Alexandria Real Estate Equities, Inc. REIT[1]	5,658	652,028
SBA Communications Corp. REIT*,1	4,018	650,474
Host Hotels & Resorts, Inc. REIT[1]	38,985	649,880
U.S. Bancorp[1]	14,219	649,808
Ventas, Inc. REIT[1]	11,080	649,177
Essex Property Trust, Inc. REIT[1]	2,643	648,090
Digital Realty Trust, Inc. REIT[1]	6,063	646,013
AvalonBay Communities, Inc. REIT[1]	3,708	645,377
Apartment Investment & Management Co. — Class A REIT[1]	14,695	644,817
Extra Space Storage, Inc. REIT[1]	7,122	644,399
Iron Mountain, Inc. REIT[1]	19,793	641,491
Duke Realty Corp. REIT,1	24,703	639,808
Simon Property Group, Inc. REIT[1]	3,795	637,522
Equinix, Inc. REIT[1]	1,791	631,435
Weyerhaeuser Co. REIT[1]	28,846	630,573
Vornado Realty Trust REIT[1]	10,140	628,984

See notes to financial statements.
20 l GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued		December 31, 2018

	Shares	Value

COMMON STOCKS† – 98.8% (continued)
Financial – 19.9% (continued)
Prologis, Inc. REIT[1]	10,695	$ 628,010
Macerich Co. REIT[1]	14,510	627,993
American Express Co.[1]	6,558	625,109
Federal Realty Investment Trust REIT[1]	5,295	625,022
Boston Properties, Inc. REIT[1]	5,512	620,376
Kimco Realty Corp. REIT[1]	42,138	617,322
SL Green Realty Corp. REIT[1]	7,764	613,977
Alliance Data Systems Corp.[1]	4,002	600,620
Total Financial		66,984,682
Consumer, Cyclical – 14.0%
Kohl’s Corp.[1]	11,319	750,902
Foot Locker, Inc.[1]	14,071	748,577
Dollar Tree, Inc.*,1	8,073	729,153
Ross Stores, Inc.[1]	8,751	728,083
Dollar General Corp.[1]	6,603	713,652
CarMax, Inc.*,1	11,324	710,355
Nike, Inc. — Class B1	9,557	708,556
Ralph Lauren Corp. — Class A1	6,829	706,528
PulteGroup, Inc.[1]	27,066	703,445
Walmart, Inc.[1]	7,547	703,003
PACCAR, Inc.[1]	12,253	700,136
Marriott International, Inc. — Class A1	6,438	698,909
BorgWarner, Inc.[1]	20,016	695,356
Yum! Brands, Inc.[1]	7,559	694,823
Mohawk Industries, Inc.*,1	5,925	692,988
Michael Kors Holdings Ltd.*,1	18,270	692,798
Hilton Worldwide Holdings, Inc.[1]	9,646	692,583
Home Depot, Inc.[1]	4,023	691,232
PVH Corp.[1]	7,436	691,176
Copart, Inc.*	14,429	689,418
WW Grainger, Inc.[1]	2,437	688,111
Ulta Beauty, Inc.*,1	2,808	687,511
Leggett & Platt, Inc.[1]	19,169	687,017
American Airlines Group, Inc.[1]	21,387	686,736
TJX Companies, Inc.[1]	15,329	685,819
Lowe’s Companies, Inc.[1]	7,425	685,773
O’Reilly Automotive, Inc.*,1	1,991	685,561
Starbucks Corp.[1]	10,609	683,220
Target Corp.[1]	10,320	682,049

See notes to financial statements.
GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND ANNUAL REPORT l 21

SCHEDULE OF INVESTMENTS continued		December 31, 2018

	Shares	Value

COMMON STOCKS† – 98.8% (continued)
Consumer, Cyclical – 14.0% (continued)
Costco Wholesale Corp.[1]	3,348	$ 682,021
Harley-Davidson, Inc.[1]	19,964	681,172
Goodyear Tire & Rubber Co.[1]	33,357	680,816
Alaska Air Group, Inc.[1]	11,126	677,017
DR Horton, Inc.[1]	19,526	676,771
Tapestry, Inc.[1]	20,034	676,148
Tiffany & Co.[1]	8,386	675,157
Lennar Corp. — Class A1	17,238	674,868
Macy’s, Inc.[1]	22,645	674,368
Genuine Parts Co.[1]	7,009	673,004
Fastenal Co.[1]	12,867	672,816
McDonald’s Corp.[1]	3,782	671,570
Gap, Inc.[1]	26,049	671,022
Darden Restaurants, Inc.[1]	6,716	670,660
Hasbro, Inc.[1]	8,246	669,987
LKQ Corp.*,1	28,177	668,640
AutoZone, Inc.*,1	795	666,480
Advance Auto Parts, Inc.[1]	4,232	666,371
Nordstrom, Inc.[1]	14,259	664,612
Best Buy Company, Inc.[1]	12,519	663,006
United Continental Holdings, Inc.*,1	7,900	661,467
General Motors Co.[1]	19,748	660,571
VF Corp.[1]	9,224	658,040
Whirlpool Corp.[1]	6,123	654,365
Chipotle Mexican Grill, Inc. — Class A*,1	1,514	653,730
Tractor Supply Co.[1]	7,772	648,496
Aptiv plc[1]	10,510	647,101
Delta Air Lines, Inc.[1]	12,954	646,405
Southwest Airlines Co.[1]	13,838	643,190
Wynn Resorts Ltd.[1]	6,496	642,520
Hanesbrands, Inc.[1]	51,081	640,045
MGM Resorts International	26,197	635,539
Royal Caribbean Cruises Ltd.[1]	6,472	632,897
Ford Motor Co.[1]	81,357	622,381
Norwegian Cruise Line Holdings Ltd.*	14,556	617,029
Carnival Corp.[1]	12,305	606,636
Walgreens Boots Alliance, Inc.[1]	8,803	601,509
Mattel, Inc.*,1	58,793	587,342
Newell Brands, Inc.[1]	31,393	583,596

See notes to financial statements.
22 l GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued		December 31, 2018

	Shares	Value

COMMON STOCKS† – 98.8% (continued)
Consumer, Cyclical – 14.0% (continued)
L Brands, Inc.[1]	22,483	$ 577,139
Under Armour, Inc. — Class A*,1	18,650	329,546
Under Armour, Inc. — Class C*,1	19,120	309,171
Total Consumer, Cyclical		47,028,691
Industrial – 13.3%
General Electric Co.[1]	97,629	739,052
TE Connectivity Ltd.[1]	9,495	718,107
AO Smith Corp.[1]	16,739	714,755
Sealed Air Corp.[1]	20,423	711,538
Xylem, Inc.[1]	10,592	706,698
Stanley Black & Decker, Inc.[1]	5,856	701,197
Boeing Co.[1]	2,174	701,115
FLIR Systems, Inc.[1]	16,075	699,905
Keysight Technologies, Inc.*	11,273	699,828
J.B. Hunt Transport Services, Inc.[1]	7,478	695,753
Caterpillar, Inc.[1]	5,468	694,819
Deere & Co.[1]	4,651	693,790
Cummins, Inc.[1]	5,179	692,121
Waters Corp.*,1	3,668	691,968
Jacobs Engineering Group, Inc.[1]	11,808	690,296
CH Robinson Worldwide, Inc.[1]	8,188	688,529
Vulcan Materials Co.[1]	6,957	687,352
Norfolk Southern Corp.[1]	4,594	686,987
Masco Corp.[1]	23,465	686,117
United Parcel Service, Inc. — Class B1	7,026	685,246
Emerson Electric Co.[1]	11,468	685,213
Parker-Hannifin Corp.[1]	4,590	684,553
Kansas City Southern[1]	7,170	684,377
Snap-on, Inc.[1]	4,705	683,590
Martin Marietta Materials, Inc.[1]	3,966	681,636
Fortive Corp.[1]	10,066	681,066
TransDigm Group, Inc.*,1	1,999	679,780
Fluor Corp.[1]	21,069	678,422
Waste Management, Inc.[1]	7,605	676,769
Amphenol Corp. — Class A1	8,327	674,654
Roper Technologies, Inc.[1]	2,531	674,562
Eaton Corporation plc[1]	9,821	674,310
Agilent Technologies, Inc.[1]	9,994	674,195
Garmin Ltd.[1]	10,641	673,788

See notes to financial statements.
GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND ANNUAL REPORT l 23

SCHEDULE OF INVESTMENTS continued		December 31, 2018

	Shares	Value

COMMON STOCKS† – 98.8% (continued)
Industrial – 13.3% (continued)
3M Co.[1]	3,534	$ 673,368
Union Pacific Corp.[1]	4,862	672,074
Republic Services, Inc. — Class A1	9,314	671,446
Honeywell International, Inc.[1]	5,080	671,170
Illinois Tool Works, Inc.[1]	5,290	670,190
Expeditors International of Washington, Inc.[1]	9,835	669,665
Pentair plc[1]	17,723	669,575
Mettler-Toledo International, Inc.*,1	1,180	667,384
AMETEK, Inc.[1]	9,847	666,642
Corning, Inc.[1]	22,054	666,251
Rockwell Automation, Inc.[1]	4,422	665,423
Huntington Ingalls Industries, Inc.[1]	3,495	665,133
Ball Corp.[1]	14,438	663,859
Ingersoll-Rand plc[1]	7,222	658,863
CSX Corp.[1]	10,530	654,229
Fortune Brands Home & Security, Inc.[1]	17,149	651,490
PerkinElmer, Inc.[1]	8,278	650,237
Northrop Grumman Corp.[1]	2,638	646,046
General Dynamics Corp.[1]	4,102	644,875
Textron, Inc.[1]	14,012	644,412
Dover Corp.[1]	9,082	644,368
Johnson Controls International plc[1]	21,682	642,871
Allegion plc[1]	8,027	639,832
Flowserve Corp.[1]	16,595	630,942
Lockheed Martin Corp.[1]	2,409	630,773
L3 Technologies, Inc.[1]	3,624	629,344
Harris Corp.[1]	4,668	628,546
Raytheon Co.[1]	4,081	625,821
United Technologies Corp.[1]	5,835	621,311
Packaging Corporation of America	7,418	619,106
FedEx Corp.[1]	3,765	607,407
Arconic, Inc.[1]	35,115	592,039
WestRock Co.[1]	15,622	589,887
Total Industrial		44,836,667
Technology – 10.2%
Cadence Design Systems, Inc.*	16,038	697,332
Lam Research Corp.[1]	5,120	697,190
Microchip Technology, Inc.[1]	9,676	695,898
Qorvo, Inc.*,1	11,453	695,541
Applied Materials, Inc.[1]	21,230	695,070
Texas Instruments, Inc.[1]	7,353	694,858

See notes to financial statements.
24 l GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued		December 31, 2018

	Shares	Value

COMMON STOCKS† – 98.8% (continued)
Technology – 10.2% (continued)
Seagate Technology plc[1]	17,981	$ 693,887
KLA-Tencor Corp.[1]	7,744	693,010
salesforce.com, Inc.*,1	5,058	692,794
Broadcom, Inc.[1]	2,720	691,642
Broadridge Financial Solutions, Inc.	7,173	690,401
Red Hat, Inc.*,1	3,927	689,738
Take-Two Interactive Software, Inc.*	6,700	689,698
Paychex, Inc.[1]	10,518	685,248
QUALCOMM, Inc.[1]	12,030	684,627
Electronic Arts, Inc.*,1	8,647	682,335
Adobe, Inc.*,1	3,014	681,887
Analog Devices, Inc.[1]	7,943	681,748
Intel Corp.[1]	14,483	679,687
Fidelity National Information Services, Inc.[1]	6,627	679,599
MSCI, Inc. — Class A	4,607	679,210
Intuit, Inc.[1]	3,450	679,133
Autodesk, Inc.*,1	5,271	677,903
Skyworks Solutions, Inc.[1]	10,091	676,299
Activision Blizzard, Inc.[1]	14,516	676,010
NetApp, Inc.[1]	11,284	673,316
Oracle Corp.[1]	14,875	671,606
Fortinet, Inc.*	9,507	669,578
Maxim Integrated Products, Inc.	13,133	667,813
Fiserv, Inc.*,1	9,087	667,804
Jack Henry & Associates, Inc.	5,276	667,520
Synopsys, Inc.*,1	7,908	666,170
IPG Photonics Corp.*,1	5,875	665,579
Xilinx, Inc.[1]	7,804	664,667
Microsoft Corp.[1]	6,537	663,963
ANSYS, Inc.*	4,630	661,812
Western Digital Corp.[1]	17,874	660,802
Apple, Inc.[1]	4,189	660,773
International Business Machines Corp.[1]	5,781	657,126
Citrix Systems, Inc.[1]	6,351	650,724
Akamai Technologies, Inc.*,1	10,647	650,319
Cerner Corp.*,1	12,398	650,151
DXC Technology Co.[1]	12,212	649,312
Cognizant Technology Solutions Corp. — Class A1	10,228	649,273
HP, Inc.[1]	31,493	644,347
Hewlett Packard Enterprise Co.[1]	48,746	643,935
Micron Technology, Inc.*,1	20,268	643,104

See notes to financial statements.
GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND ANNUAL REPORT l 25

SCHEDULE OF INVESTMENTS continued		December 31, 2018

	Shares	Value

COMMON STOCKS† – 98.8% (continued)
Technology – 10.2% (continued)
Advanced Micro Devices, Inc.*	34,832	$ 642,999
NVIDIA Corp.[1]	4,733	631,855
Accenture plc — Class A1	4,457	628,481
Xerox Corp.[1]	28,350	560,196
Total Technology		34,143,970
Communications – 5.8%
Netflix, Inc.*,1	2,598	695,381
Verizon Communications, Inc.[1]	12,144	682,736
F5 Networks, Inc.*,1	4,190	678,906
Walt Disney Co.[1]	6,178	677,418
VeriSign, Inc.*,1	4,540	673,236
eBay, Inc.*,1	23,977	673,034
Juniper Networks, Inc.[1]	24,961	671,701
Omnicom Group, Inc.[1]	9,147	669,926
Arista Networks, Inc.*	3,145	662,651
Booking Holdings, Inc.*,1	383	659,687
Expedia Group, Inc.[1]	5,856	659,678
Cisco Systems, Inc.[1]	15,128	655,496
AT&T, Inc.[1]	22,937	654,622
Amazon.com, Inc.*,1	435	653,357
Comcast Corp. — Class A1	19,074	649,470
Interpublic Group of Companies, Inc.[1]	31,210	643,862
Charter Communications, Inc. — Class A*,1	2,240	638,333
Facebook, Inc. — Class A*,1	4,812	630,805
CBS Corp. — Class B1	14,426	630,705
Motorola Solutions, Inc.[1]	5,473	629,614
Viacom, Inc. — Class B1	24,262	623,533
CenturyLink, Inc.[1]	40,775	617,741
TripAdvisor, Inc.*,1	11,419	615,941
Symantec Corp.[1]	32,136	607,210
DISH Network Corp. — Class A*,1	22,615	564,696
Twitter, Inc.*	19,324	555,372
News Corp. — Class A1	42,597	483,476
Twenty-First Century Fox, Inc. — Class A1	9,679	465,753
Discovery, Inc. — Class C*,1	18,303	422,433
Alphabet, Inc. — Class C*,1	336	347,965
Alphabet, Inc. — Class A*,1	326	340,657
Twenty-First Century Fox, Inc. — Class B1	4,473	213,720
Discovery, Inc. — Class A*,1	8,362	206,876
News Corp. — Class B1	13,752	158,836
Total Communications		19,414,827

See notes to financial statements.
26 l GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued		December 31, 2018

	Shares	Value

Energy – 5.7%
Valero Energy Corp.[1]	9,457	$ 708,991
Baker Hughes a GE Co.[1]	32,315	694,772
Diamondback Energy, Inc.	7,477	693,118
Newfield Exploration Co.*,1	47,154	691,278
Phillips 66[1]	7,983	687,735
Marathon Petroleum Corp.[1]	11,578	683,218
TechnipFMC plc[1]	34,417	673,885
ConocoPhillips[1]	10,738	669,514
National Oilwell Varco, Inc.[1]	25,981	667,712
Pioneer Natural Resources Co.[1]	5,054	664,702
Cabot Oil & Gas Corp. — Class A1	29,737	664,622
Chevron Corp.[1]	6,089	662,422
Marathon Oil Corp.[1]	46,088	660,902
Kinder Morgan, Inc.[1]	42,867	659,295
HollyFrontier Corp.	12,817	655,205
Occidental Petroleum Corp.[1]	10,647	653,513
Williams Companies, Inc.[1]	29,559	651,776
Schlumberger Ltd.[1]	17,728	639,626
Halliburton Co.[1]	23,902	635,315
Exxon Mobil Corp.[1]	9,171	625,371
Cimarex Energy Co.[1]	10,113	623,466
ONEOK, Inc.[1]	11,516	621,288
Concho Resources, Inc.*,1	6,026	619,413
Devon Energy Corp.[1]	26,825	604,636
EOG Resources, Inc.[1]	6,926	604,016
Apache Corp.[1]	22,922	601,703
Noble Energy, Inc.[1]	31,811	596,774
Anadarko Petroleum Corp.[1]	13,605	596,443
Helmerich & Payne, Inc.[1]	11,853	568,233
Hess Corp.[1]	13,618	551,529
Total Energy		19,330,473
Utilities – 5.4%
CenterPoint Energy, Inc.[1]	23,657	667,837
FirstEnergy Corp.[1]	17,719	665,348
NextEra Energy, Inc.[1]	3,825	664,862
Entergy Corp.[1]	7,720	664,460
Exelon Corp.[1]	14,729	664,278
Edison International[1]	11,622	659,781
Duke Energy Corp.[1]	7,638	659,159
CMS Energy Corp.[1]	13,106	650,713
Evergy, Inc.	11,450	650,016
NRG Energy, Inc.[1]	16,379	648,608

See notes to financial statements.
GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND ANNUAL REPORT l 27

SCHEDULE OF INVESTMENTS continued		December 31, 2018

	Shares	Value

COMMON STOCKS† – 98.8% (continued)
Utilities – 5.4% (continued)
Public Service Enterprise Group, Inc.[1]	12,447	$ 647,866
Ameren Corp.[1]	9,929	647,669
American Water Works Company, Inc.[1]	7,135	647,644
American Electric Power Company, Inc.[1]	8,663	647,473
DTE Energy Co.[1]	5,863	646,689
Alliant Energy Corp.[1]	15,295	646,214
Eversource Energy[1]	9,935	646,172
Pinnacle West Capital Corp.[1]	7,580	645,816
WEC Energy Group, Inc.[1]	9,322	645,642
Dominion Energy, Inc.[1]	9,012	643,998
Southern Co.[1]	14,645	643,208
Xcel Energy, Inc.[1]	13,044	642,678
PPL Corp.[1]	22,660	641,958
NiSource, Inc.[1]	25,215	639,200
PG&E Corp.*,1	26,650	632,938
Sempra Energy[1]	5,850	632,912
Consolidated Edison, Inc.[1]	8,268	632,171
AES Corp.[1]	43,458	628,403
Total Utilities		18,153,713
Basic Materials – 3.5%
Newmont Mining Corp.[1]	20,810	721,067
Celanese Corp. — Class A	7,996	719,400
CF Industries Holdings, Inc.[1]	16,480	717,045
Air Products & Chemicals, Inc.[1]	4,460	713,823
Eastman Chemical Co.[1]	9,695	708,802
PPG Industries, Inc.[1]	6,922	707,636
Sherwin-Williams Co.[1]	1,796	706,654
DowDuPont, Inc.[1]	13,133	702,353
LyondellBasell Industries N.V. — Class A1	8,418	700,041
Linde plc	4,417	689,229
International Flavors & Fragrances, Inc.[1]	5,116	686,925
Freeport-McMoRan, Inc.[1]	65,578	676,109
FMC Corp.[1]	8,977	663,939
Mosaic Co.[1]	22,411	654,625
International Paper Co.[1]	15,957	644,024
Nucor Corp.[1]	12,292	636,848
Albemarle Corp.[1]	8,158	628,737
Total Basic Materials		11,677,257
Total Common Stocks
(Cost $363,669,091)		332,365,081

See notes to financial statements.
28 l GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued		December 31, 2018

	Shares	Value

EXCHANGE-TRADED FUNDS† – 45.3%
SPDR S&P 500 ETF Trust[1,2]	204,238	$ 51,043,161
Invesco QQQ Trust Series 1[1,2]	329,417	50,815,866
iShares Russell 2000 Index ETF[1,2]	378,583	50,692,264
Total Exchange-Traded Funds
(Cost $147,309,346)		152,551,291
MONEY MARKET FUND† – 4.2%
Dreyfus Treasury Securities Cash Management Fund – Institutional Class 2.20%[3]	13,993,112	13,993,112
Total Money Market Fund
(Cost $13,993,112)		13,993,112
Total Investments – 148.3%
(Cost $524,971,549)		$ 498,909,484

	Contracts	Value
OPTIONS WRITTEN† – (4.3)%
Call options on:
BNP Paribas Russell 2000 Index Expiring January 2019 with strike price of $1,305
(Notional Value $101,546,493)*	753	$ (4,740,135)
BNP Paribas S&P 500 Index Expiring January 2019 with strike price of $2,415
(Notional Value $102,028,795)*	407	(4,751,725)
BNP Paribas NASDAQ-100 Index Expiring January 2019 with strike price of $6,125
(Notional Value $101,279,424)*	160	(4,998,400)
Total Call Options Written
(Premiums received $9,998,741)		(14,490,260)
Other Assets & Liabilities, net – (44.0)%		(147,950,246)
Total Net Assets – 100.0%		$ 336,468,978

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 5.
1	All or a portion of these securities have been physically segregated in connection with borrowings. As of December 31, 2018, the total market value of segregated securities was $290,853,018.
2	Security represents cover for outstanding options written.
3	Rate indicated is the 7-day yield as of December 31, 2018.
plc	Public Limited Company
REIT	Real Estate Investment Trust

See Sector Classification in Other Information section.
See notes to financial statements.

GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND ANNUAL REPORT l 29

SCHEDULE OF INVESTMENTS continued	December 31, 2018

The following table summarizes the inputs used to value the Fund’s investments as of December 31, 2018 (See Note 5 in the Notes to Financial Statements):
		Level 2	Level 3
	Level 1	Significant	Significant
Investments in Securities (Assets)	Quoted Prices	Observable Inputs	Unobservable Inputs	Total
Common Stocks	$ 332,365,081	$ —	$ —	$ 332,365,081
Exchange-Traded Funds	152,551,291	—	—	152,551,291
Money Market Fund	13,993,112	—	—	13,993,112
Total Assets	$ 498,909,484	$ —	$ —	$ 498,909,484

		Level 2	Level 3
	Level 1	Significant	Significant
Investments in Securities (Liabilities)	Quoted Prices	Observable Inputs	Unobservable Inputs	Total
Options Written	$ 14,490,260	$ —	$ —	$ 14,490,260

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.
For the year ended December 31, 2018, there were no transfers between levels.
See notes to financial statements.

30 l GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND ANNUAL REPORT

STATEMENT OF ASSETS AND LIABILITIES	December 31, 2018

ASSETS:
Investments, at value (cost $524,971,549)	$498,909,484
Cash	41,568
Receivables:
Investments sold	209,830
Dividends	806,043
Interest	58,171
Other assets	4,109
Total assets	500,029,205
LIABILITIES:
Borrowings	148,000,000
Options written, at value (premiums received $9,998,741)	14,490,260
Interest payable on borrowings	476,287
Investment advisory fees payable	355,834
Other liabilities	237,846
Total liabilities	163,560,227
NET ASSETS	$336,468,978
NET ASSETS CONSIST OF:
Common stock, $0.01 par value per share; unlimited number of shares
authorized, 48,133,460 shares issued and outstanding	$481,335
Additional paid-in capital	367,436,358
Total distributable earnings (loss)	(31,448,715)
NET ASSETS	$336,468,978
Shares outstanding ($0.01 par value with unlimited amount authorized)	48,133,460
Net asset value	$6.99

See notes to financial statements.

GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND ANNUAL REPORT l 31

STATEMENT OF OPERATIONS	December 31, 2018
For the Year Ended December 31, 2018

INVESTMENT INCOME:
Dividends, net of foreign taxes withheld(net of foreign tax withholding $3,523)	$10,065,267
Interest	258,994
Total investment income	10,324,261
EXPENSES:
Interest expense	5,251,330
Investment advisory fees	4,786,413
Professional fees	134,022
Printing fees	133,015
Administration fees	129,726
Fund accounting fees	115,833
Trustees’ fees and expenses*	113,439
Custodian fees	110,711
Listing fees	46,863
Transfer agent fees	18,016
Insurance	10,373
Other expenses	6,133
Total expenses	10,855,874
Net investment loss	(531,613)
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	51,503,279
Options written	(1,272,595)
Net realized gain	50,230,684
Net change in unrealized appreciation (depreciation) on:
Investments	(94,651,041)
Options written	(6,296,770)
Net change in unrealized appreciation (depreciation)	(100,947,811)
Net realized and unrealized loss	(50,717,127)
Net decrease in net assets resulting from operations	$(51,248,740)
* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.
See notes to financial statements.

32 l GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS	December 31, 2018

	Year Ended	Year Ended
December 31, 2018		December 31, 2017
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$(531,613)	$496,208
Net realized gain on investments	50,230,684	19,829,544
Net change in unrealized appreciation (depreciation) on investments	(100,947,811)	41,748,915
Net increase (decrease) in net assets resulting from operations	(51,248,740)	62,074,667
Distributions to shareholders	(30,466,718)	(27,405,879)[1]
Return of capital	(15,695,856)	(11,759,225)
SHAREHOLDER TRANSACTIONS:
Net proceeds from the issuance of shares due to merger	—	250,903,029 [a]
Reinvestments	838,416	—
Net increase in net assets resulting from shareholder transactions	838,416	250,903,029
Net increase (decrease) in net assets	(96,572,898)	273,812,592
NET ASSETS:
Beginning of period	433,041,876	159,229,284
End of period	$336,468,978	$433,041,876

a	Fund merger – See Note 9.
1	For the year ended December 31, 2017, the distributions to shareholders from net investment income and capital gains were as follows (See Note 11):

Net investment income (10,303,133)
Capital gains (17,102,746)

See notes to financial statements.

GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND ANNUAL REPORT l 33

STATEMENT OF CASH FLOWS	December 31, 2018
For the Year Ended December 31, 2018

Cash Flows from Operating Activities:
Net decrease in net assets resulting from operations	$(51,248,740)
Adjustments to Reconcile Net Decrease in Net Assets Resulting from Operations to
Net Cash Provided by Operating and Investing Activities:
Net change in unrealized (appreciation) depreciation on investments	94,651,041
Net change in unrealized (appreciation) depreciation on options written	6,296,770
Net realized gain on investments	(51,503,279)
Net realized loss on options written	1,272,595
Premiums received on options written	320,550,858
Cost of closed options written	(316,594,763)
Purchase of long-term investments	(144,762,181)
Proceeds from sales of long-term investments	237,510,567
Corporate actions and other payments	277,659
Net proceeds from sale of short-term investments	(1,695,695)
Decrease in dividends receivable	67,375
Increase in interest receivable	(43,607)
Decrease in investments sold receivable	355,744
Decrease in tax reclaims receivable	3,523
Increase in other assets	(2,160)
Increase in interest payable on borrowings	69,223
Decrease in investment advisory fees payable	(73,527)
Increase in other liabilities	47,997
Net Cash Provided by Operating and Investing Activities	$95,179,400
Cash Flows From Financing Activities:
Distributions to common shareholders	(45,324,158)
Proceeds from borrowings	52,000,000
Payments made on borrowings	(102,000,000)
Net Cash Used in Financing Activities	(95,324,158)
Net decrease in cash	(144,758)
Cash at Beginning of Year	186,326
Cash at End of Year	$41,568
Supplemental Disclosure of Cash Flow Information:
Cash paid during the year for interest	$5,182,107
Supplemental Disclosure of Non Cash Financing Activity: Dividend reinvestment	$838,416

See notes to financial statements.

34 l GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND ANNUAL REPORT

FINANCIAL HIGHLIGHTS	December 31, 2018

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2018	2017	2016	2015	2014
Per Share Data:
Net asset value, beginning of period	$9.01	$8.35	$8.37	$9.19	$9.47
Income from investment operations:
Net investment (loss) income(a)	(0.01)	0.01	0.06	0.06	(0.06)
Net gain (loss) on investments (realized and unrealized)	(1.05)	1.61	0.88	0.08	0.74
Total from investment operations	(1.06)	1.62	0.94	0.14	0.68
Less distributions from:
Net investment income	(0.03)	(0.25)	(0.47)	(0.53)	(0.96)
Capital gains	(0.60)	(0.42)	—	—	—
Return of capital	(0.33)	(0.29)	(0.49)	(0.43)	—
Total distributions to shareholders	(0.96)	(0.96)	(0.96)	(0.96)	(0.96)
Net asset value, end of period	$6.99	$9.01	$8.35	$8.37	$9.19
Market value, end of period	$6.78	$8.90	$8.00	$7.68	$8.64
Total Return(b)
Net asset value	-12.79%	20.25%	11.87%	1.71%	7.36%
Market value	-14.24%	24.34%	17.86%	0.28%	8.47%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$336,469	$433,042	$159,229	$159,669	$175,241
Ratio to average net assets of:
Net investment income (loss), including interest expense	(0.13)%	0.14%	0.78%	0.69%	(0.69)%
Total expenses, including interest expense(c)	2.64%	2.34%	2.16%	2.03%	1.83%
Net expenses, including interest expense(c)(d)(e)(f)	2.64%	2.32%	2.01%	1.88%	1.69%
Portfolio turnover rate	25%	67%	143%	358%	664%

See notes to financial statements.

GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND ANNUAL REPORT l 35

FINANCIAL HIGHLIGHTS continued	December 31, 2018

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2018	2017	2016	2015	2014
Senior Indebtedness
Borrowings – committed facility agreement (in thousands)	$148,000	$198,000	$72,000	$80,000	$85,000
Asset Coverage per $1,000 of borrowings(g)	$3,273	$3,187	$3,212	$2,996	$3,062

(a)	Based on average shares outstanding.
(b)
Total return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported either at net asset value (“NAV”) or market price per share. Dividends and distributions are assumed to be reinvested at NAV for NAV returns or the prices obtained under the Fund’s Dividend Reinvestment Plan for market value returns. Total return does not reflect brokerage commissions.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)	Excluding interest expense, the net expense ratios for the years ended December 31 would be:

2018	2017	2016	2015	2014
1.37%	1.44%(f)	1.46%	1.44%	1.35%

(e)	Net expense information reflects the expense ratios after expense waivers, as applicable.
(f)	Excluding interest and merger expenses, the net expense ratio for the year ended December 31, 2017 would be 1.37% - See Note 9.
(g)	Calculated by subtracting the Fund’s total liabilities (not including borrowings) from the Fund’s total assets and dividing by the total borrowings.
See notes to financial statements.

36 l GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS	December 31, 2018

Note 1 – Organization
Guggenheim Enhanced Equity Income Fund (the “Fund” or “GPM”), a Delaware statutory trust, is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).
The Fund’s primary investment objective is to seek to provide a high level of current income and current gains, with a secondary objective of long-term capital appreciation. The Fund seeks to achieve its investment objective by obtaining broadly diversified exposure to the equity markets and utilizing a covered call strategy which will follow a proprietary dynamic rules-based methodology. The Fund seeks to earn income and gains both from dividends paid by the securities owned by the Fund and cash premiums received from selling options.
Note 2 – Significant Accounting Policies
The Fund operates as an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.
The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Fund. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.
The net asset value per share (“NAV”) of the Fund is calculated by dividing the market value of the Fund’s securities and other assets, less all liabilities, by the number of outstanding shares of the Fund.
(a) Valuation of Investments
The Board of Trustees of the Fund (the “Board”) has adopted policies and procedures for the valuation of the Fund’s investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Fund’s securities and/or other assets.
Valuations of the Fund’s securities are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued for reasonableness. The Fund’s officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used and valuations provided by the pricing services.
If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.

GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND ANNUAL REPORT l 37

NOTES TO FINANCIAL STATEMENTS continued	December 31, 2018

Equity securities listed on an exchange (New York Stock Exchange (“NYSE”) or American Stock Exchange) are valued at the last quoted sales price as of the close of business on the NYSE, usually 4:00 p.m. on the valuation date. Equity securities listed on the NASDAQ market system are valued at the NASDAQ Official Closing Price on the valuation date, which may not necessarily represent the last sale price. If there has been no sale on such exchange or NASDAQ on a given day, the security is valued at the closing bid price on that day.
Open-end investment companies are valued at their net asset value (“NAV”) as of the close of business on the valuation date. Exchange-traded funds and closed-end investment companies are valued at the last quoted sales price.
Short-term debt securities with a maturity of 60 days or less at acquisition and repurchase agreements are valued at amortized cost provided such amount approximates market value. Money market funds are valued at their NAV.
Exchange-traded options are valued at the mean between the bid and ask prices on the principal exchange on which they are traded.
Listed options are valued at the Official Settlement Price listed by the exchange, usually as of 4:00 p.m. Long options are valued using the bid price and short options are valued using the ask price. In the event that a settlement price is not available, fair valuation is enacted. Over-the-counter (“OTC”) options are valued using the average bid price (for long options) or average ask price (for short options) obtained from one or more security dealers.
Investments for which market quotations are not readily available are fair-valued as determined in good faith by Guggenheim Funds Investment Advisors, LLC (“GFIA” or the “Adviser”), subject to review and approval by the Valuation Committee, pursuant to methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value”. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over Treasuries, and other information analysis.
(b) Investment Transactions and Investment Income
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as realized gains in the Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Dividend income from Real Estate Investment Trusts (“REITs”) is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual

38 l GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	December 31, 2018

amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.
(c) Currency Translation
The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.
Changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation, or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.
The Fund does not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized gain or loss and unrealized appreciation or depreciation on investments.
Foreign exchange realized gain or loss resulting from holding of a foreign currency, expiration of a currency exchange contract, difference in exchange rates between the trade date and settlement date of an investment purchased or sold, and the difference between dividends or interest actually received compared to the amount shown in the Fund’s accounting records on the date of receipt, if any, is shown as net realized gains or losses on foreign currency transactions on the Fund’s Statement of Operations.
Foreign exchange unrealized appreciation or depreciation on assets and liabilities, other than investments, if any, is shown as unrealized appreciation (depreciation) on foreign currency translation on the Fund’s Statement of Operations.
(d) Distributions to Shareholders
The Fund declares and pays quarterly distributions to shareholders. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.
The Fund adopted a managed distribution policy (the “Distribution Policy”) effective with the June 30, 2017 distribution. Under the terms of the Distribution Policy, the Fund will pay a quarterly distribution in a fixed amount and will continue to do so until such amount is modified by the Board. If sufficient net investment income is not available, the distribution will be supplemented by short/long-term capital gains and, to the extent necessary, return of capital.
(e) Covered Call Options and Put Options
When an option is written, the premium received is recorded as an asset with an equal liability and is subsequently marked to market to reflect the current market value of the option written. These liabilities are reflected as written options on the Statement of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a

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NOTES TO FINANCIAL STATEMENTS continued	December 31, 2018

closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transactions, as a realized loss. If an option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss.
When a call option is purchased, the Fund obtains the right (but not the obligation) to buy the underlying instrument at the strike price at any time during the option period. When a put option is purchased, the Fund obtains the right (but not the obligation) to sell the option’s underlying instrument at the strike price at any time during the option period. When the Fund purchases an option, an amount equal to the premium paid by the Fund is reflected as an asset and subsequently marked-to-market to reflect the current market value of the option purchased. Purchased options are included with Investments on the Statement of Assets and Liabilities.
(f) Indemnifications
Under the Fund’s organizational documents, its Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, throughout the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.
Note 3 – Derivatives
As part of its investment strategy, the Fund utilizes derivative instruments. These investments involve, to varying degrees, elements of market risk and risks in excess of amounts recognized in the Statement of Assets and Liabilities. Valuation and accounting treatment of these instruments can be found under Significant Accounting Policies in Note 2 of these Notes to Financial Statements.
Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. U.S. GAAP requires disclosures to enable investors to better understand how and why a Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.
The Fund may utilize derivatives for the following purposes:
Hedge: an investment made in order to reduce the risk of adverse price movements in a security, by taking an offsetting position to protect against broad market moves.
Speculation: the use of an instrument to express macro-economic and other investment views.

40 l GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	December 31, 2018

Options Purchased and Written
The Fund employs an option strategy in an attempt to generate income and gains from option premiums received from selling options. The Fund intends to pursue its options strategy utilizing a proprietary dynamic rules-based methodology. The Fund may purchase or sell (write) options on securities and securities indices which are listed on a national securities exchange or in the OTC market as a means of achieving additional return or of hedging the value of the Fund’s portfolio.
A call option on a security gives the purchaser of the option the right to buy, and the writer of a call option the obligation to sell, the underlying security. The purchaser of a put option has the right to sell, and the writer of the put option the obligation to buy, the underlying security at any time during the option period. The risk associated with purchasing options is limited to the premium originally paid. The Fund did not purchase any options during the year.
The following table represents the Fund’s use and volume of call options written on a quarterly basis:

	Average Number of	Average
Use	Contracts	Notional Amount
Hedge, Speculation	1,372	$355,210,158

The risk in writing a call option is that a Fund may incur a loss if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that a Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. In addition, there may be an imperfect correlation between the movement in prices of options and the underlying securities where a Fund may not be able to enter into a closing transaction because of an illiquid secondary market; or, for OTC options, a Fund may be at risk because of the counterparty’s inability to perform.
Derivative Investment Holdings Categorized by Risk Exposure
The following is a summary of the location of derivative investments on the Fund’s Statement of Assets and Liabilities as of December 31, 2018:

Statement of Assets and Liabilities
Presentation of Fair Values of Derivative Instruments:
	Asset Derivatives		Liability Derivatives
	Statement of Assets		Statement of Assets
Primary Risk Exposure	and Liabilities Location	Fair Value	and Liabilities Location	Fair Value
Equity Risk	N/A	$ —	Options written, at value	$14,490,260

The following is a summary of the location of derivative investments on the Fund’s Statement of Operations as of December 31, 2018:

Effect of Derivative Instruments on the Statement of Operations
Net Change in
	Amount of Net Realized	Unrealized Appreciation
	Loss on Derivatives	(Depreciation) on Derivatives
Primary Risk Exposure	Options Written	Options Written
Equity Risk	$ (1,272,595)	$ (6,296,770)

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NOTES TO FINANCIAL STATEMENTS continued	December 31, 2018

In conjunction with the use of derivative instruments, the Fund is required to maintain collateral in various forms. Depending on the financial instrument utilized and the broker involved, the Fund uses margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or repurchase agreements allocated to the Fund.
The Fund has established counterparty credit guidelines and enters into transactions only with financial institutions of investment grade or better. The Fund monitors the counterparty credit risk.
Note 4 – Fees and Other Transactions with Affiliates
Pursuant to an Investment Advisory Agreement between the Fund and the Adviser, the Adviser furnishes offices, necessary facilities and equipment, provides administrative services, oversees the activities of Guggenheim Partners Investment Management, LLC (“GPIM” or “Sub-Adviser”), provides personnel including certain officers required for the Fund’s administrative management and compensates the officers and trustees of the Fund who are affiliates of the Adviser. Both GFIA and GPIM are indirect wholly-owned subsidiaries of Guggenheim Partners, LLC (“Guggenheim”), a global diversified financial services firm.
Pursuant to a Sub-Advisory Agreement among the Fund, the Adviser and GPIM, GPIM under the supervision of the Board and the Adviser, provides a continuous investment program for the Fund’s portfolio; provides investment research; makes and executes recommendations for the purchase and sale of securities; and provides certain facilities and personnel.
Under the Investment Advisory Agreement, GFIA is entitled to receive an investment advisory fee at an annual rate equal to 0.80% of the average daily value of the Fund’s total managed assets. Prior to March 20, 2017, GFIA received an investment advisory fee at an annual rate equal to 1.00% of the average daily value of the Fund’s total managed assets. Under the terms of a fee waiver agreement, GFIA and the Fund had contractually agreed to a permanent ten (10) basis point reduction in the advisory fee, such that the Fund paid to the Adviser an investment advisory fee at an annual rate equal to 0.90% of the average daily value of the Fund’s total managed assets. Also under the terms of a fee waiver agreement, and for so long as the investment sub-adviser of the Fund was an affiliate of GFIA, GFIA had agreed to waive an additional ten (10) basis points of its advisory fee such that the Fund paid to GFIA an investment advisory fee at an annual rate equal to 0.80% of the average daily value of the Fund’s total managed assets. Pursuant to the Sub-Advisory Agreement, the Adviser pays to GPIM a sub-advisory fee equal to 0.40% of the average daily value of the Fund’s total managed assets.
For purposes of calculating the fees payable under the foregoing agreements, average daily managed assets means the average daily value of the Fund’s total assets minus the sum of its accrued liabilities. Total assets means all of the Fund’s assets and is not limited to its investment securities. Accrued liabilities means all of the Fund’s liabilities other than borrowings for investment purposes.
Certain officers and trustees of the Fund may also be officers, directors and/or employees of the Adviser or GPIM. The Fund does not compensate its officers who are officers, directors and/or employees of the aforementioned firms.
MUFG Investor Services (US), LLC (“MUIS”) acts as the Fund’s administrator and accounting agent. As administrator and accounting agent, MUIS is responsible for maintaining the books and records of the Fund’s securities and cash. The Bank of New York Mellon Corp. (“BNY”) acts as the Fund’s

42 l GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	December 31, 2018

custodian. As custodian, BNY is responsible for the custody of the Fund’s assets. For providing the aforementioned services, MUIS and BNY are entitled to receive a monthly fee equal to an annual percentage of the Fund’s average daily managed assets subject to certain minimum monthly fees and out of pocket expenses.
Note 5 – Fair Value Measurement
In accordance with U.S. GAAP, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:
Level 1 — quoted prices in active markets for identical assets or liabilities.
Level 2 — significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).
Level 3 — significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.
The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.
Independent pricing services are used to value a majority of the Fund’s investments. When values are not available from a pricing service, they may be computed by the Fund’s Adviser or an affiliate. In any event, values may be determined using a variety of sources and techniques, including: market prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury Securities, and other information and analysis.
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.
Note 6 – Borrowings
The Fund had entered into a $90,000,000 committed credit facility agreement with an approved lender whereby the lender agreed to provide secured financing to the Fund and the Fund agreed to provide the pledged collateral to the lender. Interest on the amount borrowed is based on the 1-month LIBOR plus 0.75%. Effective March 20, 2017, in connection with the merger of Guggenheim Enhanced Equity Strategy Fund (GGE) and Guggenheim Equal Weight Enhanced Equity Income Fund (GEQ) (the “Target Funds”) with and into GPM the committed credit facility agreement was amended to increase the maximum commitment amount to $250,000,000. As of December 31, 2018, there was $148,000,000 outstanding in connection with the Fund’s credit facility. The average daily amount of the borrowings on the credit facility during the year ended December 31, 2018, was

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NOTES TO FINANCIAL STATEMENTS continued	December 31, 2018

$187,598,904 with a related average interest rate of 2.77%. The maximum amount outstanding during the year was $205,000,000. As of December 31, 2018, the market value of the securities segregated as collateral was $290,853,018.
The credit facility agreement governing the loan facility includes usual and customary covenants. These covenants impose on the Fund asset coverage requirements, collateral requirements, investment strategy requirements, and certain financial obligations. These covenants place limits or restrictions on the Fund’s ability to (i) enter into additional indebtedness with a party, other than to the counterparty, (ii) change its fundamental investment policy, or (iii) pledge to any other party, other than to the counterparty, securities owned or held by the Fund over which the counterparty has a lien. In addition, the Fund is required to deliver financial information to the counterparty within established deadlines, maintain an asset coverage ratio (as defined in Section 18(g) of the 1940 Act) greater than 300%, comply with the rules of the stock exchange on which its shares are listed, and maintain its classification as a “closed-end management investment company” as defined in the 1940 Act.
There is no guarantee that the Fund’s leverage strategy will be successful. The Fund’s use of leverage may cause the Fund’s NAV and market price of common shares to be more volatile and can magnify the effect of any losses.
Note 7 – Federal Income Tax Information
The Fund intends to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Fund from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax or federal excise tax is required.
Tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken, or to be taken, on federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Fund’s financial statements. The Fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years after they are filed.
Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to investments in real estate investment trusts, losses deferred due to wash sales, return of capital distributions received, losses deferred due to straddles, and the “mark-to-market” of certain derivatives. Additional differences may result from the tax treatment of net operating losses, taxable overdistributions, distribution reclasses, and the expiration of capital loss carryforward amounts. To the extent these differences are permanent and would require a reclassification between Paid in Capital and Total Distributable Earnings (loss), such reclassifications are made in the period that the differences arise. These reclassifications have no effect on net assets or NAV per share.

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NOTES TO FINANCIAL STATEMENTS continued	December 31, 2018

The following adjustments were made on the Statement of Assets and Liabilities as of December 31, 2018 for permanent book/tax differences:

Total
Paid In	Distributable
Capital	Earnings/(Loss)
($4,022,180)	$4,022,180

As of December 31, 2018, the cost of securities for Federal income tax purposes, the aggregate gross unrealized appreciation for all securities for which there was an excess of value over tax cost and the aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over value, were as follows:

Cost of	Gross Tax	Gross Tax	Net Tax
Investments for	Unrealized	Unrealized	Unrealized
Tax Purposes	Appreciation	Depreciation	Depreciation
$525,885,647	$26,099,996	($53,076,159)	($26,976,163)

The tax components of accumulated earnings/(deficit) as of December 31, 2018 were as follows:

Undistributed	Undistributed	Accumulated
Ordinary	Long-Term	Capital and	Net Unrealized
Income	Capital Gain	Other Losses	Depreciation
$—	$—	($4,472,552)	($26,976,163)

For the years ended December 31, 2018 and 2017, the tax character of distributions paid to shareholders was as follows:

Distributions paid from:	2018	2017
Ordinary income	$1,374,019	$14,456,992
Long-term capital gains	$29,092,699	$12,948,887
Return of capital	$15,695,856	$11,759,225
Total	$46,162,574	$39,165,104

Note: For federal income tax purposes, short-term capital gain distributions are treated as ordinary income distributions.
For Federal income tax purposes, capital loss carryforwards represent realized losses of the Fund that may be carried forward and applied against future capital gains. Under the RIC Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital loss carryforwards will retain their character as either short-term or long-term capital losses. As of December 31, 2018, the Fund had no capital loss carryforwards.
For the year ended December 31, 2018, the following capital loss carryforward amounts expired or were utilized:

Expired	Utilized	Total
$2,097,780	$1,928,571	$4,026,351

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NOTES TO FINANCIAL STATEMENTS continued	December 31, 2018

Note 8 – Securities Transactions
For the year ended December 31, 2018, the cost of purchases and proceeds from sales of investment securities, excluding short-term investments and options written, were as follows:

Purchases	Sales
$144,762,181	$237,510,567

Note 9 – Mergers
On March 20, 2017, the mergers of Guggenheim Enhanced Equity Strategy Fund (GGE) and Guggenheim Equal Weight Enhanced Equity Income Fund (GEQ) (the “Target Funds”) with and into GPM (the “Acquiring Fund”) were completed.
In the mergers, common shareholders of GGE and GEQ, respectively, received newly-issued GPM common shares in tax-free transactions having an aggregate net asset value equal to the aggregate net asset value of their holdings of GGE and/or GEQ common shares, as applicable, as determined at the close of business on March 17, 2017. Fractional GPM shares were not issued in the mergers and consequently cash was distributed for any such fractional amounts. Relevant details pertaining to the mergers are as follows:

Fund	NAV/Share ($)	Conversion Ratio
Guggenheim Enhanced Equity Income Fund (GPM)	$8.66	N/A
Guggenheim Enhanced Equity Strategy Fund (GGE)	$18.48	2.13281431
Guggenheim Equal Weight Enhanced Equity Income Fund (GEQ)	$18.08	2.08664173

Investments
The cost, fair value and net unrealized appreciation (depreciation) of the investments of the Target Funds as of the date of the mergers, were as follows:

	GGE	GEQ
Cost of investments	$121,669,095	$188,537,133
Fair value of investments	$130,828,118	$210,485,337
Net unrealized appreciation (depreciation) on investments	$9,159,023	$21,948,204
Premiums received on options written	$(1,304,980)	$(1,929,961)
Fair value of options written	$(1,298,880)	$(3,937,592)
Net unrealized appreciation (depreciation) on options written	$6,100	$(2,007,631)

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NOTES TO FINANCIAL STATEMENTS continued	December 31, 2018

Common Shares
The common shares outstanding, net assets applicable to common shares and NAV per common share outstanding immediately before and after the mergers were as follows:

Target Funds - Prior to Mergers	GGE	GEQ
Common shares outstanding	4,993,991	8,774,050
Net assets applicable to common shares	$92,287,483	$158,630,218
NAV per common share	$18.48	$18.08
Acquiring Fund - Prior to Mergers		GPM
Common shares oustanding		19,077,318
Net assets applicable to common shares		$165,294,286
NAV per common share		$8.66
Acquiring Fund - Post to Mergers		GPM
Common shares oustanding		48,036,872
Net assets applicable to common shares		$415,449,312
NAV per common share		$8.65

Cost and Expenses
In connection with the mergers, the Target Funds and the Acquiring Fund incurred certain associated costs and expenses. Such amounts are shown on the Statement of Assets and Liabilities and on the Statement of Operations as “Merger fees”. Costs specific to one or each of the Funds were expensed to such Fund as incurred. With respect to any expenses incurred in connection with the Mergers that were not attributable to a specific Fund, such expenses were allocated in proportion to the projected expense savings to be realized by each Fund as a result of the Mergers. Of the estimated total costs of the Mergers, approximately $350,000 was borne by GGE, $343,000 was borne by GEQ and $245,000 was borne by GPM. In addition, GPM also bore the costs related to its redomestication, which were approximately $40,000.
Note 10 – Capital
Common Shares
The Fund has an unlimited amount of common shares, $0.01 par value, authorized and 48,133,460 shares issued and outstanding. Transactions in common shares were as follows:

	Year Ended	Year Ended
	December 31, 2018	December 31, 2017
Beginning shares	48,036,872	19,077,318
Shares issued in fund merger	—	28,959,554
Shares reinvested	96,588	—
Ending shares	48,133,460	48,036,872

Note 11 – Recent Regulatory Reporting Updates
In August 2018, the U.S. Securities and Exchange Commission adopted amendments to certain disclosure requirements under Regulation S-X to conform to U.S. GAAP, including: (i) an amendment to require presentation of the total, rather than the components, of distributable

GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND ANNUAL REPORT l 47

NOTES TO FINANCIAL STATEMENTS continued	December 31, 2018

earnings on the Statement of Assets and Liabilities; and (ii) an amendment to require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, on the Statements of Changes in Net Assets.
As of December 31, 2018, management has implemented the amendments to Regulation S-X, which did not have a material impact on the Fund’s financial statements and related disclosures nor did it impact the Fund’s net assets or results of operations.
Note 12 – Recent Accounting Pronouncements
In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2018-13, Fair Value Measurement (Topic 820), Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement (the “ASU”) which adds, modifies and removes disclosure requirements related to certain aspects of fair value measurement. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. At this time, management is evaluating the implications of these changes on the financial statements.
Note 13 – Subsequent Events
The Fund evaluated subsequent events through the date the financial statements were available for issue and determined there were no additional material events that would require adjustment to or disclosure in the Fund’s financial statements.

48 l GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	December 31, 2018

To the Shareholders and the Board of Trustees of
Guggenheim Enhanced Equity Income Fund

Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Guggenheim Enhanced Equity Income Fund (the “Fund”), including the schedule of investments, as of December 31, 2018, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at December 31, 2018, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Guggenheim investment companies since 1979.
Tysons, Virginia
February 26, 2019

GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND ANNUAL REPORT l 49

OTHER INFORMATION (Unaudited)	December 31, 2018

Expense Ratio Information
The expense ratios shown on the Financial Highlights page of this report do not reflect fees and expenses incurred indirectly by the Fund as a result of its investments in shares of other investment companies. If these fees were included in the expense ratio, the expense ratio would increase by 0.07% for the year ended December 31, 2018.
Federal Income Tax Information
This information is being provided as required by the Internal Revenue Code. Amounts shown may differ from those elsewhere in the report because of differences in tax and financial reporting practice.
In January 2019, shareholders will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by shareholders in the calendar year 2018.
Of the taxable ordinary income distributions paid during the fiscal year ending December 31, 2018, the following fund had the corresponding percentages qualify for the reduced tax rate pursuant to the Jobs and Growth Tax Relief and Reconciliation Act of 2003 or for the dividends received deduction for corporations. See the qualified dividend income and dividend received deduction columns, respectively, in the table below.
Additionally, of the taxable ordinary income distributions paid during the fiscal year ended December 31, 2018, the following fund had the corresponding percentages qualify as interest related dividends and qualified short-term capital gains as permitted by IRC Section 871(k)(1) and IRC Section 871(k)(2), respectively. See qualified interest income and qualified short-term capital gain columns, respectively, in the table below.
Qualified	Dividend	Qualified
Dividend	Received	Short-Term
Income	Deduction	Capital Gain
100.00%	100.00%	0.00%

With respect to the taxable year ended December 31, 2018, the Fund hereby designates as capital gain dividends the amount listed below, or, if subsequently determined to be different, the net capital gain of such year:
From long-term capital gain, using
From long-term capital gain:	proceeds from shareholder redemptions:
$29,092,699	$—

Sector Classification
Information in the “Schedule of Investments” is categorized by sectors using sector-level classifications used by Bloomberg Industry Classification System, a widely recognized industry classifica -tion system provider. In the Fund’s registration statement, the Fund has investment policies relating to concentration in specific industries. For purposes of these investment policies, the Fund usually classifies industries based on industry-level classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

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OTHER INFORMATION (Unaudited) continued	December 31, 2018

Trustees
The Trustees of the Guggenheim Enhanced Equity Income Fund and their principal business occupations during the past five years:

				Number of
	Position(s)	Term of Office		Portfolios in
Name, Address*	Held	and Length of	Principal Occupation(s)	Fund Complex	Other Directorships
and Year of Birth	with Trust	Time Served**	During Past Five Years	Overseen	Held by Trustees
Independent Trustees:
Randall C. Barnes	Trustee	Since 2005	Current: Private Investor (2001-present). Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997); President, Pizza Hut International (1991-1993); Senior Vice President, Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).	49	Current: Trustee, Purpose Investments Funds (2013-present). Former: Managed Duration Investment Grade Municipal Fund (2003-2016).
(1951)

Donald A. Chubb, Jr.	Trustee and	Since 2014	Current: Retired. Former: Business broker and manager of commercial real estate, Griffith & Blair, Inc. (1997-2017).	48	Former: Midland Care, Inc. (2011-2016).
(1946)	Chairman of
	the Valuation
	Oversight
	Committee
Jerry B. Farley	Trustee and	Since 2014	Current: President, Washburn University (1997-present).	48	Current: CoreFirst Bank & Trust (2000-present). Former: Westar Energy, Inc. (2004-2018).
(1946)	Chairman of
	the Audit
	Committee
Roman Friedrich III	Trustee and	Since 2011	Current: Founder and Managing Partner, Roman Friedrich & Company (1998-present).	48	Current: Zincore Metals, Inc. (2009-present).
(1946)	Chairman of
	the Contracts
	Review
	Committee

GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND ANNUAL REPORT l 51

OTHER INFORMATION (Unaudited) continued	December 31, 2018

				Number of
	Position(s)	Term of Office		Portfolios in
Name, Address*	Held	and Length of	Principal Occupation(s)	Fund Complex	Other Directorships
and Year of Birth	with Trust	Time Served**	During Past Five Years	Overseen	Held by Trustees
Independent Trustees continued:
Ronald A. Nyberg	Trustee and	Since 2005	Current: Partner, Momkus, LLC (2016-present). Former: Partner, Nyberg & Cassioppi, LLC (2000-2016); Executive Vice President, General Counsel, and Corporate Secretary, Van Kampen Investments (1982-1999).	49
Current: PPM Funds (2018-present); Edward-Elmhurst Healthcare System (2012-present); Western Asset Inflation- Linked Opportunities & Income Fund (2004-present); Western Asset Inflation-Linked Income Fund (2003-
present).

Former: Managed Duration Investment Grade Municipal Fund (2003-2016).

(1953)	Chairman of
	the Nominating
	and Governance
	Committee

Maynard F. Oliverius	Trustee	Since 2014	Current: Retired. Former: President and Chief Executive Officer, Stormont-Vail HealthCare (1996-2012).	48
Current: Defense Orientation Conference Association (January 2019- present); Robert J. Dole Institute of Politics (2016-present); University of Minnesota MHA Alumni Philanthropy Committee (2009-present); Fort Hays State University Foundation (1999-present).

Former: Stormont-Vail Foundation (2013-2018); Topeka Community Foundation (2009-2014).

(1943)

52 l GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND ANNUAL REPORT

OTHER INFORMATION (Unaudited) continued	December 31, 2018

Number of
	Position(s)	Term of Office		Portfolios in
Name, Address*	Held	and Length of	Principal Occupation(s)	Fund Complex	Other Directorships
and Year of Birth	with Trust	Time Served**	During Past Five Years	Overseen	Held by Trustees
Independent Trustees continued:
Ronald E.	Trustee and	Since 2005
Current: Portfolio Consultant (2010-present); Member, Governing Council, Independent Directors Council (2013-present); Governor, Board of Governors, Investment Company Institute (2018-present).

Former: Member, Executive Committee, Independent Directors Council (2016-2018); Vice President, Manager and Portfolio Manager, Nuveen Asset Management (1998-1999); Vice President, Nuveen Investment Advisory Corp. (1992-1999); Vice President and Manager, Nuveen Unit Investment Trusts (1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).
48
Current: Western Asset Inflation-Linked Opportunities & Income Fund (2004- present); Western Asset Inflation-Linked Income Fund (2003-present).

Former: Managed Duration Investment Grade Municipal Fund (2003-2016); Bennett Group of Funds (2011-2013).

Toupin, Jr.	Chairman of
(1958)	the Board

GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND ANNUAL REPORT l 53

OTHER INFORMATION (Unaudited) continued	December 31, 2018

Number of
	Position(s)	Term of Office		Portfolios in
Name, Address*	Held	and Length of	Principal Occupation(s)	Fund Complex	Other Directorships
and Year of Birth	with Trust	Time Served**	During Past Five Years	Overseen	Held by Trustees
Interested Trustee:
Amy J. Lee***	Trustee,	Since 2018	Current: Interested Trustee, certain other funds in the Fund Complex (2018-present); President, certain other funds (2017-present) Chief Legal Officer, certain other funds in the Fund Complex (2014-present); Vice President, certain other funds in the Fund Complex (2007-present); Senior Managing Director, Guggenheim Investments (2012-present). Former: President and Chief Executive Officer (2017-2018); Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).	157	None.
(1961)	Vice President	(Trustee)
and Chief
	Legal Officer	Since 2014
(Chief Legal
Officer)
Since 2012
(Vice President)

*	The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, IL 60606.
**
This is the period for which the Trustee began serving the Fund. After a Trustee’s initial term, each Trustee is expected to serve a three-year term concurrent with the class of Trustees for which he or she serves:

—Messrs. Oliverius, Toupin and Ms. Lee are Class III Trustees. The Class III Trustees are expected to stand for re-election at the Fund’s annual meeting of shareholders for the fiscal year ending December 31, 2019. Mr. Oliverius will retire from the Board of Trustees effective as of such shareholder meeting in accordance with the Independent Trustees Retirement Policy of the Funds.

—Messrs. Barnes and Chubb are Class I Trustees. The Class I Trustees are expected to stand for re-election at the Fund’s annual meeting of shareholders for the fiscal year ending December 31, 2020.

—Messrs. Farley, Friedrich and Nyberg, are Class II Trustees. The Class II Trustees are expected to stand for re-election at the Fund’s annual meeting of shareholders for the fiscal year ending December 31, 2021.

***	This Trustee is deemed to be an “interested person” of the Fund under the 1940 Act by reason of her position with the Fund’s Adviser and/or the parent of the Adviser.

54 l GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND ANNUAL REPORT

OTHER INFORMATION (Unaudited) continued	December 31, 2018

Officers
The Officers of the Guggenheim Enhanced Equity Income Fund, who are not Trustees, and their principal occupations during the past five years:

Name, Address*	Position(s) held	Term of Office and	Principal Occupations
and Year of Birth	with the Trust	Length of Time Served**	During Past Five Years
Officers:
Brian E. Binder	President	Since 2018
Current: President and Chief Executive Officer, certain other funds in the Fund Complex (2018-present) President and Chief Executive Officer, Guggenheim Funds Investment Advisors, LLC and Security Investors, LLC (2018-present); Senior Managing Director and Chief Administrative Officer, Guggenheim Investments (2018-present).

Former: Managing Director and President, Deutsche Funds, and Head of US Product, Trading and Fund Administration, Deutsche Asset Management (2013-2018); Managing Director, Head of Business Management and Consulting, Invesco Ltd. (2010-2012).

(1972)	and Chief
Executive Officer

Joanna M. Catalucci	Chief Compliance	Since 2012
Current: Chief Compliance Officer, certain funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments (2014-present).

Former: AML Officer, certain funds in the Fund Complex (2016-2017); Chief Compliance Officer and Secretary, certain other funds in the Fund Complex (2008-2012); Senior Vice President & Chief Compliance Officer, Security Investors, LLC and certain affiliates (2010-2012); Chief Compliance Officer and Senior Vice President, Rydex Advisors, LLC and certain affiliates (2010-2011).

(1966)	Officer

James M. Howley	Assistant Treasurer	Since 2006
Current: Managing Director, Guggenheim Investments (2004-present); Assistant Treasurer, certain other funds in the Fund Complex (2006-present).

Former: Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).

(1972)

Keith D. Kemp	Assistant Treasurer	Since 2016
Current: Treasurer and Assistant Treasurer, certain other funds in the Fund Complex (2010-present); Managing Director, Guggenheim Investments, LLC (2015-present).

Former: Chief Financial Officer, Guggenheim Specialized Products, LLC (2016-2018); Managing Director and Director, Transparent Value, LLC (2010-2016); Director, Guggenheim Partners Investment Management, LLC (2010-2015); Chief Operating Officer, Macquarie Capital Investment Management (2007-2009).

(1960)

GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND ANNUAL REPORT l 55

OTHER INFORMATION (Unaudited) continued			December 31, 2018

Name, Address*	Position(s) held	Term of Office and	Principal Occupations
and Year of Birth	with the Trust	Length of Time Served**	During Past Five Years
Officers continued:
Mark E. Mathiasen	Secretary	Since 2007	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
(1978)
Glenn McWhinnie	Assistant Treasurer	Since 2016
Current: Vice President, Guggenheim Investments (2009-present); Assistant Treasurer, certain other funds in the Fund Complex (2016-present).

Former: Tax Compliance Manager, Ernst & Young LLP (1996-2009).

(1969)

Michael P. Megaris	Assistant Secretary	Since 2014	Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Director, Guggenheim Investments (2012-present).
(1984)
Adam J. Nelson	Assistant Treasurer	Since 2015
Current: Vice President, Guggenheim Investments (2015-present); Assistant Treasurer, certain other funds in the Fund Complex (2015-present).

Former: Assistant Vice President and Fund Administration Director, State Street Corporation (2013- 2015); Fund Administration Assistant Director, State Street (2011-2013); Fund Administration Manager, State Street (2009-2011).

(1979)

Kimberly J. Scott	Assistant Treasurer	Since 2012
Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration of Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

(1974)

Bryan Stone	Vice President	Since 2014
Current: Vice President, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments (2013-present).

Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley (2002-2009).

(1979)

56 l GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND ANNUAL REPORT

OTHER INFORMATION (Unaudited) continued	December 31, 2018

Name, Address*	Position(s) held	Term of Office and	Principal Occupations
and Year of Birth	with the Trust	Length of Time Served**	During Past Five Years
Officers continued:
John L. Sullivan	Chief Financial	Since 2010
Current: Chief Financial Officer, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present); Senior Managing Director, Guggenheim Investments (2010-present).

Former: Managing Director and Chief Compliance Officer, each of the funds in the Van Kampen Investments fund complex (2004-2010); Managing Director and Head of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-2004); Chief Financial Officer and Treasurer, Van Kampen Funds (1996-2004).

(1955)	Officer, Chief
Accounting Officer
and Treasurer

Jon Szafran	Assistant Treasurer	Since 2017
Current: Vice President, Guggenheim Investments (2017-present); Assistant Treasurer, certain other funds in the Fund Complex (2017-present).

Former: Assistant Treasurer of Henderson Global Funds and Manager of US Fund Administration, Henderson Global Investors (North America) Inc. (“HGINA”), (2017); Senior Analyst of US Fund Administration, HGINA (2014-2017); Senior Associate of Fund Administration, Cortland Capital Market Services, LLC (2013-2014); Experienced Associate, PricewaterhouseCoopers LLP (2012-2013).

(1989)

*	The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, IL 60606.
**
Each officer serves an indefinite term, until his or her successor is duly elected and qualified. The date reflects the commencement date upon which the officer held any officer position with the Fund.

GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND ANNUAL REPORT l 57

DIVIDEND REINVESTMENT PLAN (Unaudited)	December 31, 2018

Unless the registered owner of common shares elects to receive cash by contacting Computershare Trust Company N.A. (the ”Plan Administrator”), all dividends declared on common shares of the Fund will be automatically reinvested by the Plan Administrator for shareholders in the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional common shares of the Fund. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Fund for you. If you wish for all dividends declared on your common shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.
The Plan Administrator will open an account for each common shareholder under the Plan in the same name in which such common shareholder’s common shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding common shares on the open market (“Open-Market Purchases”) on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commission per common share is equal to or greater than the net asset value per common share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per common share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per common share on the payment date. If, on the payment date for any Dividend, the net asset value per common share is greater than the closing market value plus estimated brokerage commission, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.
If, before the Plan Administrator has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Administrator may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at net asset value per common share at the close of business on the Last Purchase Date; provided that, if the net asset value is less than or equal to 95% of the then current market price per common share, the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

58 l GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND ANNUAL REPORT

DIVIDEND REINVESTMENT PLAN (Unaudited) continued	December 31, 2018

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instruction of the participants.
There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commission incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such Dividends.
The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.
All correspondence or questions concerning the Plan should be directed to the Plan Administrator, Computershare Trust Company N.A., P.O. Box 30170, College Station, TX 77842-3170; Attention Shareholder Services Department, Phone Number: (866) 488-3559 or online at www.computershare.com/investor.

GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND ANNUAL REPORT l 59

FUND INFORMATION	December 31, 2018

Board of Trustees	Investment Adviser
Guggenheim Funds Investment
Randall C. Barnes	Advisors, LLC
Donald A. Chubb, Jr.	Chicago, IL
Jerry B. Farley
Roman Friedrich III	Investment Sub-Adviser
Amy J. Lee*	Guggenheim Partners Investment
Ronald A. Nyberg	Management, LLC
Maynard F. Oliverius	Santa Monica, CA
Ronald E. Toupin, Jr.,
Chairman	Accounting Agent and Administrator
MUFG Investor Services (US), LLC
* Trustee is an “interested person” (as defined	Rockville, MD
in Section 2(a)(19) of the 1940 Act)
(“Interested Trustee”) of the Fund because of	Custodian
her affiliation with Guggenheim Investments.	The Bank of New York Mellon Corp.
New York, NY
Principal Executive Officers
Legal Counsel
Brian E. Binder	Skadden, Arps, Slate, Meagher &
President and Chief Executive Officer	Flom LLP
New York, NY
Joanna M. Catalucci
Chief Compliance Officer	Independent Registered Public
Accounting Firm
Amy J. Lee	Ernst & Young LLP
Vice President and Chief Legal Officer	Tysons, VA

Mark E. Mathiasen
Secretary

John L. Sullivan
Chief Financial Officer, Chief Accounting
Officer and Treasurer

60 l GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND ANNUAL REPORT

FUND INFORMATION continued	December 31, 2018

Privacy Principles of Guggenheim Enhanced Equity Income Fund for Shareholders
The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.
Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).
The Fund restricts access to non-public personal information about the shareholders to Guggenheim Funds Investment Advisors, LLC employees with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.
Questions concerning your shares of Guggenheim Enhanced Equity Income Fund?
•	If your shares are held in a Brokerage Account, contact your Broker.
•
If you have physical possession of your shares in certificate form, contact the Fund’s Transfer Agent:
Computershare Trust Company N.A., P.O. Box 30170 College Station, TX 77842-3170; (866) 488-3559 or online at www.computershare.com/investor

This report is sent to shareholders of Guggenheim Enhanced Equity Income Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.
A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (866) 882-0688.
Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended December 31, is also available, without charge and upon request by calling (866) 882-0688, by visiting the Fund’s website at guggenheiminvestments.com/gpm or by accessing the Fund’s Form N-PX on the U.S. Securities and Exchange Commission’s (SEC) website at www.sec.gov.
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC website at www.sec.gov or by visiting the Fund’s website at guggenheiminvestments.com/gpm. The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330 or at www.sec.gov.
Notice to Shareholders
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund from time to time may purchase shares of its common stock in the open market.

GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND ANNUAL REPORT l 61

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ABOUT THE FUND MANAGERS
Guggenheim Partners Investment Management, LLC
Guggenheim Partners Investment Management, LLC (“GPIM”) is an indirect subsidiary of Guggenheim Partners, LLC, a diversified financial services firm. The firm provides capital markets services, portfolio and risk management expertise, wealth management, and investment advisory services. Clients of Guggenheim Partners, LLC subsidiaries are an elite mix of individuals, family offices, endowments, foundations, insurance companies and other institutions.
Investment Philosophy
GPIM’s investment philosophy is predicated upon the belief that thorough research and independent thought are rewarded with performance that has the potential to outperform benchmark indexes with both lower volatility and lower correlation of returns over time as compared to such benchmark indexes.
Investment Process
GPIM’s investment process is a collaborative effort between various groups including the Portfolio Construction Group, which utilize proprietary portfolio construction and risk modeling tools to determine allocation of assets among a variety of sectors, and its Sector Specialists, who are responsible for security selection within these sectors and for implementing securities transactions, including the structuring of certain securities directly with the issuers or with investment banks and dealers involved in the origination of such securities.

Guggenheim Funds Distributors, LLC
227 West Monroe Street
Chicago, IL 60606
Member FINRA/SIPC
(02/19)

NOT FDIC-INSURED l NOT BANK-GUARANTEED l MAY LOSE VALUE

1218 -AR -GPM -CEF

Item 2.  Code of Ethics.
(a)
The registrant has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b)	No information need be disclosed pursuant to this paragraph.
(c)	The registrant has not amended its Code of Ethics during the period covered by the report presented in Item 1 hereto.
(d)
The registrant has not granted a waiver or an implicit waiver to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions from a provision of its Code of Ethics during the period covered by this report.

(e)	Not applicable.
(f)	(1) The registrant’s Code of Ethics is attached hereto as Exhibit (a)(1).
(2) Not applicable.
(3) Not applicable.
Item 3.  Audit Committee Financial Expert.
The registrant’s Board of Trustees has determined that it has at least one audit committee financial expert serving on its audit committee (the “Audit Committee”), Dr. Jerry B. Farley.  Dr. Farley is “independent,” meaning that he is not an “interested person” of the Registrant (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) and he does not accept any consulting, advisory, or other compensatory fee from the Registrant (except in his capacity as a Board or committee member). Dr. Farley qualifies as an audit committee financial expert by virtue of his experience at educational institutions, where his business responsibilities have included all aspects of financial management and reporting.

Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert.  The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the Audit Committee and Board of Trustees in the absence of such designation or identification.  The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations or liability of any other member of the Audit Committee or Board of Trustees.

Item 4.  Principal Accountant Fees and Services.
(a) Audit Fees:  the aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $26,017 and $26,222 for the fiscal years ending December 31, 2018 and December 31, 2017, respectively.
(b) Audit-Related Fees: the aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph 4(a) of this Item 4, were $0 and $0 for the fiscal years ending December 31, 2018 and December 31, 2017, respectively.
The registrant’s principal accountant did not bill for non-audit services that required approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the registrant’s last two fiscal years.
(c) Tax Fees: the aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning, including federal, state and local income tax return preparation and related advice and determination of taxable income and miscellaneous tax advice were $8,887 and $8,441 for the fiscal years ending December 31, 2018 and December 31, 2017, respectively.
The registrant’s principal accountant did not bill for non-audit services that required approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the registrant’s last two fiscal years.
(d)  All Other Fees: the aggregate fees billed for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item 4 were $0 and $0 for the fiscal years ending December 31, 2018 and December 31, 2017, respectively.
The registrant’s principal accountant did not bill for non-audit services that required approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the registrant’s last two fiscal years.
(e)  Audit Committee Pre-Approval Policies and Procedures.
(1) The registrant’s Audit Committee reviews, and in its sole discretion, pre-approves, pursuant to written pre-approval procedures (A) all engagements for audit and non-audit services to be provided by the principal accountant to the registrant and (B) all engagements for non-audit services to be provided by the principal accountant (1) to the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and (2) to any entity controlling, controlled by or under common control with the registrant’s investment adviser that provides ongoing services to the registrant; but in the case of the services described in subsection (B)(1) or (2), only if the engagement relates directly to the operations and financial reporting of the registrant; provided that such pre-approval need not be obtained in circumstances in which the pre-approval requirement is waived under rules promulgated by the Securities and Exchange Commission or New York Stock Exchange listing standards.  Sections V.B.2 and V.B.3 of the Audit Committee’s revised Audit Committee Charter contain the Audit Committee’s Pre-Approval Policies and Procedures and such sections are included below.

V.B.2.Pre-approve any engagement of the independent auditors to provide any services, other than “prohibited non-audit services,”  to the Trust, including the fees and other compensation to be paid to the independent auditors (unless an exception is available under Rule 2-01 of Regulation S-X).
(a)	The categories of services to be reviewed and considered for pre-approval include the following (collectively, “Identified Services”):

    Audit Services
•	Annual financial statement audits
•	Seed audits (related to new product filings, as required)
•	SEC and regulatory filings and consents

Audit-Related Services
•	Accounting consultations
•	Fund merger/reorganization support services
•	Other accounting related matters
•	Agreed upon procedures reports
•	Attestation reports
•	Other internal control reports

Tax Services
•	Recurring tax services:
o	Preparation of Federal and state income tax returns, including extensions
o	Preparation of calculations of taxable income, including fiscal year tax designations
o	Preparation of annual Federal excise tax returns (if applicable)
o	Preparation of calendar year excise distribution calculations
o	Calculation of tax equalization on an as-needed basis
o	Preparation of monthly/quarterly estimates of tax undistributed position for closed-end funds
o	Preparation of the estimated excise distribution calculations on an as-needed basis
o	Preparation of calendar year shareholder reporting designations on Form 1099
o	Preparation of quarterly Federal, state and local and franchise tax estimated tax payments on an as-needed basis

o	Preparation of state apportionment calculations to properly allocate Fund taxable income among the states for state tax filing purposes
o	Assistance with management’s identification of passive foreign investment companies (PFICs) for tax purposes

•	Permissible non-recurring tax services upon request:
o	Assistance with determining ownership changes which impact a Fund’s utilization of loss carryforwards
o	Assistance with corporate actions and tax treatment of complex securities and structured products
o	Assistance with IRS ruling requests and calculation of deficiency dividends
o	Conduct training sessions for the Adviser’s internal tax resources
o	Assistance with Federal, state, local and international tax planning and advice regarding the tax consequences of proposed or actual transactions
o	Tax services related to amendments to Federal, state and local returns and sales and use tax compliance
o	RIC qualification reviews
o	Tax distribution analysis and planning
o	Tax authority examination services
o	Tax appeals support services
o	Tax accounting methods studies
o	Fund merger, reorganization and liquidation support services
o	Tax compliance, planning and advice services and related projects
o	Assistance with out of state residency status
o	Provision of tax compliance services in India for Funds with direct investments in India

(b)	The Committee has pre-approved Identified Services for which the estimated fees are less than $25,000.

(c)
For Identified Services with estimated fees of $25,000 or more, but less than $50,000, the Chair or any member of the Committee designated by the Chair is hereby authorized to pre-approve such services on behalf of the Committee.

(d)	For Identified Services with estimated fees of $50,000 or more, such services require pre-approval by the Committee.

(e)
All requests for Identified Services to be provided by the independent auditor that were pre-approved by the Committee shall be submitted to the Chief Accounting Officer (“CAO”) of the Trust by the independent auditor using the pre-approval request form attached as Appendix C to the Audit Committee Charter.  The Trust’s CAO will determine whether such services are included within the list of services that have received the general pre-approval of the Committee.

(f)
The independent auditors or the CAO of the Trust (or an officer of the Trust who reports to the CAO) shall report to the Committee at each of its regular scheduled meetings all audit, audit-related and permissible non-audit services initiated since the last such report (unless the services were contained in the initial audit plan, as general description of the services and projected fees, and the means by which such services were approved by the Committee (including the particular category of Identified Services under which pre-approval was obtained).

V.B.3. Pre-approve any engagement of the independent auditors, including the fees and other compensation to be paid to the independent auditors, to provide any non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust), if the engagement relates directly to the operations and financial reporting of the Trust (unless an exception is available under Rule 2-01 of Regulation S-X).

(a)
The Chair or any member of the Committee designated by the Chair may grant the pre-approval for non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust) relating directly to the operations and financial reporting of the Trust for which the estimated fees are less than $25,000. All such delegated pre-approvals shall be presented to the Committee no later than the next Committee meeting.

(b)
For non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust) relating directly to the operations and financial reporting of the Trust for which the estimated fees are $25,000 or more, such services require pre-approval by the Committee.

(2) None of the services described in each of Items 4(b) through (d) were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(f)    Not applicable.
(g)
The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and/or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that directly related to the operations and financial reporting of the registrant were $8,887 and $8,441 for the fiscal years ending December 31, 2018 and December 31, 2017, respectively.

(h)   Not applicable.

Item 5.  Audit Committee of Listed Registrants.
(a) The registrant has a separately designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended.  The audit committee of the registrant is composed of: Randall C. Barnes; Ronald A. Nyberg; Ronald E. Toupin, Jr; Donald A. Chubb, Jr.; Jerry B. Farley; Maynard F. Oliverius; and Roman Friedrich III.
(b) Not applicable.
Item 6.  Schedule of Investments.
The Schedule of Investments is included as part of Item 1.
Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
The registrant has delegated the voting of proxies relating to its voting securities to its investment sub-adviser, Guggenheim Partners Investment Management, LLC (the “Sub-Adviser” or “Guggenheim”).  The Sub-Adviser’s proxy voting policies and procedures are included as Exhibit (c) hereto.
Item 8.  Portfolio Managers of Closed-End Management Investment Companies.
(a)(1)  Guggenheim serves as sub-adviser for the registrant and is responsible for the day-to-day management of the registrant’s portfolio.  Guggenheim uses a team approach to manage client portfolios.  Day to day management of a client portfolio is conducted under the auspices of Guggenheim’s Portfolio Construction Group (“PCG”).  PCG’s members include the Chief Investment Officer (“CIO”) and other key investment personnel.  The PCG, in consultation with the CIO, provides direction for overall investment strategy.  The PCG performs several duties as it relates to client portfolios including: determining both tactical and strategic asset allocations; and monitoring portfolio adherence to asset allocation targets; providing sector specialists with direction for overall investment strategy, which may include portfolio design and the rebalancing of portfolios; performing risk management oversight; assisting sector managers and research staff in determining the relative valuation of market sectors; and providing a forum for the regular discussion of the economy and the financial markets to enhance the robustness of Guggenheim’s strategic and tactical policy directives.

The following individuals at Guggenheim share primary responsibility for the management of the registrant’s portfolio and is provided as of December 31, 2018:

Name	Since	Professional Experience During the Last Five Years
Farhan Sharaff	2010
Guggenheim Partners Investment Management, LLC.: Senior Managing Director and Assistant Chief Investment Officer - Equities – 7/10–Present.  Former, MJX Capital Advisors: Chief Investment Officer – 2005-2009.

Daniel Cheeseman	2014
Guggenheim Partners Investment Management, LLC: Director, Portfolio Manager – 09/14-Present; Guggenheim Partners Investment Management, LLC: Director, Senior Research Analyst – 11/11-09/14; Morgan Stanley: Vice President – 03/10-11/11; Merrill Lynch: Vice President – 01/07-03/10.

Jayson Flowers	2010	Guggenheim Partners Investment Management, LLC.: Senior Managing Director, 12/05 – Present; Guggenheim Partners, LLC: Managing Director -2001–2005
Qi Yan	2016	Guggenheim Partners Investment Management, LLC: Managing Director, 2014 – Present; Guggenheim Partners Investment Management, LLC: Director, 2011 to 2014

(a)(2)(i-iii) Other Accounts Managed by the Portfolio Managers

The following tables summarize information regarding each of the other accounts managed by the Guggenheim portfolio managers as of December 31, 2018:

Farhan Sharaff:

Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investment companies	26	$2,860,117,702	0	$0
Other pooled investment vehicles	3	$52,783,034	0	$0
Other accounts	0	$0	0	$0

Jayson Flowers:

Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investment companies	18	$1,394,568,820	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	0	$0	0	$0

Daniel Cheeseman:

Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investment companies	1	$486,508,161	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	0	$0	0	$0

Qi Yan:

Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investment companies	8	$848,608,193	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	0	$0	0	$0

(a)(2)(iv) Potential Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds and/or other accounts may be presented with one or more of the following potential conflicts.

The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account.

Guggenheim seeks to manage such competing interests for the time and attention of a portfolio manager by having the portfolio manager focus on a particular investment discipline. Specifically, the ultimate decision maker for security selection for each client portfolio is the Sector Specialist Portfolio Manager.  They are responsible for analyzing and selecting specific securities that they believe best reflect the risk and return level as provided in each client’s investment guidelines.

Guggenheim may have clients with similar investment strategies.  As a result, if an investment opportunity would be appropriate for more than one client, Guggenheim may be required to choose among those clients in allocating such opportunity, or to allocate less of such opportunity to a client than it would ideally allocate if it did not have to allocate to multiple clients.  In addition, Guggenheim may determine that an investment opportunity is appropriate for a particular account, but not for another.

Allocation decisions are made in accordance with the investment objectives, guidelines, and restrictions governing the respective clients and in a manner that will not unfairly favor one client over another. Guggenheim’s allocation policy provides that investment decisions must never be based upon account performance or fee structure.  Accordingly, Guggenheim’s allocation procedures are designed to ensure that investment opportunities are allocated equitably among different client accounts over time.  The procedures also seek to ensure reasonable efficiency in client transactions and to provide portfolio managers with flexibility to use allocation methodologies appropriate to Guggenheim’s investment disciplines and the specific goals and objectives of each client account.

In order to minimize execution costs and obtain best execution for clients, trades in the same security transacted on behalf of more than one client may be aggregated.  In the event trades are aggregated, Guggenheim’s policy and procedures provide as follows: (i) treat all participating client accounts fairly; (ii) continue to seek best execution; (iii) ensure that clients who participate in an aggregated order will participate at the average share price with all transaction costs shared on a pro-rata basis based on each client’s participation in the transaction; (iv) disclose its aggregation policy to clients.

Guggenheim, as a fiduciary to its clients, considers numerous factors in arranging for the purchase and sale of clients’ portfolio securities in order to achieve best execution for its clients.  When selecting a broker, individuals making trades on behalf of Guggenheim clients consider the full range and quality of a broker’s services, including execution capability, commission rate, price, financial stability and reliability.  Guggenheim is not obliged to merely get the lowest price or commission but also must determine whether the transaction represents the best qualitative execution for the account.

In the event that multiple broker/dealers make a market in a particular security, Guggenheim’s Portfolio Managers are responsible for selecting the broker-dealer to use with respect to executing the transaction.  The broker-dealer will be selected on the basis of how the transaction can be executed to achieve the most favorable execution for the client under the circumstances.  In many instances, there may only be one counter-party active in a particular security at a given time.  In such situations the Employee executing the trade will use his/her best effort to obtain the best execution from the counter-party.

Guggenheim and the registrant have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

(a)(3) Portfolio Manager Compensation

Guggenheim compensates the portfolio managers for their management of the registrant’s portfolio. Compensation is evaluated based on their contribution to investment performance relative to pertinent benchmarks and qualitatively based on factors such as teamwork and client service efforts.  Guggenheim’s staff incentives may include: a competitive base salary, bonus determined by individual and firm wide performance, equity participation, and participation opportunities in various Guggenheim investments.  All Guggenheim employees are also eligible to participate in a 401(k) plan to which Guggenheim may make a discretionary match after the completion of each plan year.

(a)(4) Portfolio Manager Securities Ownership

The following table discloses the dollar range of equity securities of the registrant beneficially owned by each Guggenheim portfolio manager as of December 31, 2018:

Name of Portfolio Manager	Dollar Amount of Equity Securities in Registrant
Farhan Sharaff	$0
Jayson Flowers	$0
Daniel Cheeseman	$0
Qi Yan	$0

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
None.
Item 10.  Submission of Matters to a Vote of Security Holders.
The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11.  Controls and Procedures.
(a)      The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) as of a date within 90 days of this filing and have concluded based on such evaluation, as required by Rule 30a-3(b) under the Investment Company Act, that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.
(b)      There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the registrant’s last fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.
(a)	The registrant has not participated in securities lending activities during the period covered by this report.

(b)	Not applicable.

Item 13.  Exhibits.
(a)(1)      Code of Ethics for Chief Executive and Senior Financial Officers.

(a)(2)      Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(a) under the Investment Company Act.

(a)(3)	Not applicable.
(b)	Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(b) under the Investment Company Act and Section 906 of the Sarbanes-Oxley Act of 2002.
(c)	Guggenheim Partners Investment Management, LLC Proxy Voting Policies and Procedures.
(d)           Notices to the registrant’s common shareholders in accordance with the order under Section 6(c) of the 1940 Act granting an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 under the 1940 Act, dated December 9, 20131

  1 The Fund’s Investment Adviser received exemptive relief from the Securities and Exchange Commission permitting closed-end investment companies advised by the Investment Adviser, including the Fund, to make periodic distributions of long-term capital gains as frequently as twelve times each year. This relief is conditioned, in part, on an undertaking by the Fund to make the disclosures to the holders of the Fund’s common shares, in addition to the information required by Section 19(a) of the 1940 Act and Rule 19a-1 thereunder. The Fund is likewise obligated to file with the SEC the information contained in any such notice to shareholders.  In that regard, attached hereto are copies of each such notice made during the period.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(Registrant) Guggenheim Enhanced Equity Income Fund
By:       /s/ Brian E. Binder
Name:  Brian E. Binder
Title:    President and Chief Executive Officer
Date:    March 8, 2019
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.
By:       /s/ Brian E. Binder
Name:  Brian E. Binder
Title:    President and Chief Executive Officer
Date:    March 8, 2019
By:       /s/ John L. Sullivan
Name:  John L. Sullivan
Title:    Chief Financial Officer, Chief Accounting Officer and Treasurer
Date:    March 8, 2019